SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Confidential, For Use of the Commission Only (as permitted by Rule
     14a-6(e)(2)
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                         LILLIAN VERNON CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined:

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         -------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

         -------------------------------------------------------

     3)  Filing Party:

         -------------------------------------------------------

     4)  Date Filed:

         -------------------------------------------------------

--------------------------------------------------------------------------------


                           [LILLIAN VERNON LETTERHEAD]






June 14, 2001



Dear Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders, to be held at 10:00 a.m. on Wednesday, July 18, 2001 at the Company's corporate headquarters, One Theall Road, Rye, New York. The agenda of the Annual Meeting includes the election of two directors, the consideration of amendments to (i) the Company's 1997 Performance Unit, Restricted Stock, Non-Qualified Option and Incentive Stock Option Plan, (ii) the 1997 Stock Option Plan for Non-Employee Directors and (iii) the Company's Employee Stock Purchase Plan, and the approval of auditors. Management will also report on the Company, its activities and plans for the future. We hope you will be able to join us.

Since your vote is very important, please fill out, sign and date your proxy card, and return it as soon as possible if you are unable to attend the meeting.

I look forward to seeing you.

Faithfully yours,

/s/ LILLIAN VERNON

Lillian Vernon
Chairman of the Board
Chief Executive Officer


                           LILLIAN VERNON CORPORATION
 One Theall Road, Rye, New York 10580 / Phone: 914-925-1200 / Fax: 914-925-1444

                           LILLIAN VERNON CORPORATION
                                 ONE THEALL ROAD
                               RYE, NEW YORK 10580

                              -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              -------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Lillian Vernon Corporation will be held at the Company's corporate headquarters located at One Theall Road, Rye, New York on July 18, 2001 at 10:00 a.m. for the following purposes:

     1. To elect two (2) directors for a three year term expiring at the annual meeting of stockholders to be held in the year 2004 and until the due election and qualification of their successors;

     2. To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year of the Company ending February 23, 2002;

     3. To consider and act upon a proposal to adopt amendments to the 1997 Performance Unit, Restricted Stock, Non-Qualified Option and Incentive Stock Option Plan as described in the accompanying Proxy Statement;

     4. To consider and act upon a proposal to adopt amendments to the 1997 Stock Option Plan for Non-Employee Directors as described in the accompanying Proxy Statement;

     5. To consider and act upon a proposal to adopt an amendment to the Company's Employee Stock Purchase Plan as described in the accompanying Proxy Statement; and

     6. To transact such other business as may properly come before the meeting and any adjournments thereof.

     Stockholders of Lillian Vernon Corporation of record at the close of business on May 30, 2001 are entitled to vote at the annual meeting and any adjournments thereof. All stockholders are encouraged to attend the meeting or to vote by proxy.

     If you do not expect to attend the meeting, please sign and date the enclosed proxy and return it promptly in the enclosed envelope in order that your stock may be voted in accordance with the terms of the Proxy Statement.

                                        By Order of the Board of Directors

                                        /S/ SUSAN C. HANDLER

                                        Susan C. Handler
                                        Secretary

Rye, New York
June 14, 2001

                            LILLIAN VERNON CORPORATION
                                 ONE THEALL ROAD
                               RYE, NEW YORK 10580

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

     This proxy statement is furnished to the stockholders of Lillian Vernon Corporation (herein, called the "Company") in connection with the Board of Directors' solicitation of proxies to be used at the Annual Meeting of Stockholders on July 18, 2001 at the Company's offices at One Theall Road, Rye, New York, 10:00 a.m. or any adjournments thereof. The date of first distribution of this Proxy Statement will be on or about June 14, 2001.

VOTING AT THE MEETING

     Only holders of Common Stock of record on the books of the Company at the close of business on May 30, 2001 will be entitled to notice of and to vote at the meeting. On that date, there were 8,470,840 shares of Common Stock, par value $.01 per share, outstanding (not including 1,918,834 treasury shares). Each holder of record of Common Stock of the Company as of the record date will be entitled to one vote for each share of stock registered in his or her name. A majority of the shares having voting power at the meeting will constitute a quorum for the transaction of business.

     Shares entitled to vote, represented by each properly executed proxy in the accompanying form received by the Company in time to permit its use at the meeting or any adjournments thereof, will be voted in accordance with instructions indicated in such proxy. If no instructions are indicated, such shares will be voted as recommended by the Board. A stockholder who has given a proxy may revoke it by voting in person at the meeting, or by giving written notice of revocation or a later-dated proxy to the Secretary of the Company at any time before the voting.

     Directors are elected by a plurality of the votes cast. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company is required to approve the adoption of amendments to (i) the 1997 Performance Unit, Restricted Stock, Non-Qualified Option and Incentive Stock Option Plan, (ii) the 1997 Stock Option Plan for Non-Employee Directors and
(iii) the Company's Employee Stock Purchase Plan. The affirmative vote of the holders of a majority of the shares voted, with respect to any other proposals presented at the meeting, is required to approve such other proposals.

     An automated system administered by the Company's transfer agent counts the votes. The Company's Certificate of Incorporation and By-Laws do not contain any provisions concerning the treatment of abstentions and broker nonvotes. Delaware law treats abstentions as votes which are not cast in favor of a proposal or nominee. Delaware law does not address the treatment of broker nonvotes. Broker nonvotes will be included in the determination of the presence of a quorum, but will not be counted for purposes of determining whether a proposal or nominee has been approved.

EXPENSES OF SOLICITATION

     It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally and by telephone by officers and directors of the Company. The total expense of preparing, assembling and mailing the proxy statement, accompanying notice and form of proxy will be borne by the Company. Such expense may also include reimbursement for out-of-pocket disbursements incurred by brokerage houses and custodians, nominees or other fiduciaries, for forwarding such documents to stockholders.

                             1.  ELECTION OF DIRECTORS

BOARD OF DIRECTORS

     The Board of Directors of the Company presently consists of seven members divided into three classes. At the Annual Meeting, two Directors are to be elected to hold office for three year terms until the Annual Meeting to be held in the year 2004. If no instructions are indicated to the contrary, the proxy will be voted for election of the two Directors named in the following table, whose election has been proposed and recommended by the Board of Directors. If any nominee shall, prior to the meeting, become unavailable for election as a Director, which is not expected, the persons named in the accompanying form of proxy will vote for such nominee, if any, in their discretion as may be recommended by the Board of Directors.

     In addition to information regarding the nominees and directors, the following table and footnotes show the amount and percent of equity securities of the Company beneficially owned, directly or indirectly, by each nominee or director, as of May 30, 2001, including stock options which are presently exercisable or which will become exercisable within 60 days of the date hereof, held by such individuals.


                                                                                      SHARES OF
    NAME, PRINCIPAL OCCUPATION                                                       COMMON STOCK
        AND SELECTED OTHER                                                           BENEFICIALLY           PERCENT
      INFORMATION CONCERNING                                                          OWNED AS OF          OF CLASS
      NOMINEES AND DIRECTORS                                                         MAY 30, 2001        (IF OVER 1%)
   ---------------------------                                                       ------------        ------------

                                   NOMINEES FOR THREE YEAR TERM EXPIRING IN 2004
Bert W. Wasserman (b)(c)                   Director since 1995.                      30,000 (h)              --
Age-68

Mr. Wasserman served as Executive Vice President and Chief Financial Officer of
Time Warner, Inc. from 1990 through 1994, having served on the Board of Directors of Time Warner, Inc. and its predecessor company from 1981 to 1993. He joined Warner Communications in 1966 and had been an officer of that company since 1970. Mr. Wasserman is a director of several investment companies in the Dreyfus Family of Funds. He is a director of Malibu Entertainment International,
Inc., Winstar Communications, Inc., and IDT Corp. Mr. Wasserman is on the Board of Directors of the Baruch College Fund. Mr. Wasserman is a Certified Public
Accountant.

Richard A. Berman (a)(b)(c)                President, Manhattanville                 18,100 (g)              --
Age-56                                     College; Director since 1997.

Mr. Berman has served as President of Manhattanville College since January 1995. From November 1991 until December 1994, he was employed by Howe-Lewis International, first serving as President of North America, and finally as President and Chief Executive Officer of that company. Howe-Lewis International is a company engaged in executive search and management consulting in a variety of industries. Before joining Howe-Lewis International, Mr. Berman was engaged for over 20 years in the health care industry. Mr. Berman serves on the boards of several not-for-profit organizations including Health Insurance Plan of Greater New York, HIP Foundation, Westchester Education Coalition, Inc. and The Independent College Fund.

            DIRECTORS CONTINUING IN OFFICE WHOSE TERMS EXPIRE IN 2002

Lillian Vernon(a)                          Chairman of the Board and Chief           2,460,702(d)           28.3%
Age-73                                     Executive Officer; Director since
                                           inception.

Lillian Vernon is the founder of the Company and has served as its Chairman of the Board and Chief Executive Officer since the Company's inception. She served as President from inception until July 1989. Lillian Vernon is the mother of
David Hochberg, an officer, director, and a principal stockholder of the
Company. Miss Vernon also serves on the boards of several not-for-profit organizations including New York University and Lincoln Center for the
Performing Arts.
Joel Salon                                 Partner-Salon, Marrow,                    11,000(e)              --
Age-57                                     Dyckman & Newman, LLP;
                                           Director since 1999.

Mr. Salon is a senior partner of the law firm of Salon, Marrow, Dyckman &
Newman, LLP, which firm acts as general and securities counsel to the Company.

            DIRECTORS CONTINUING IN OFFICE WHOSE TERMS EXPIRE IN 2003
David C. Hochberg (a)                      Vice President--Public Affairs;           1,351,000(f)           15.8%
Age-44                                     Director since 1978.

Mr. Hochberg has held the above position since 1986. He joined the Company in
1978 and was subsequently promoted to Director-Public Affairs.
Elizabeth M. Eveillard(b)                  Senior Managing Director, Investment      21,500(g)               --
Age-54                                     Banking Division, Bear, Stearns & Co.,
                                           Inc.
                                           Director since 1997.

Ms. Eveillard joined Bear Stearns & Co., Inc., in December, 2000 as Senior
Managing Director, Investment Banking Division. She served as Managing Director,
Investment Banking Division of PaineWebber Incorporated from April 1988 until
December, 2000. Prior to her association with PaineWebber Incorporated, Ms.
Eveillard served in various capacities, rising ultimately to Managing Director at Shearson Lehman Brothers. Ms. Eveillard also serves on the boards of two private companies.
Jonah Gitlitz(b)(c)                        Director since 1997.                      19,500(g)               --
Age-72

Mr. Gitlitz was appointed Acting President of the Company on December 18, 1998 and served in that capacity until June, 2000, when Kevin Green was appointed President. Mr. Gitlitz served as President and Chief Executive Officer of the Direct Marketing Association ("DMA") from January 1985 through December 1996. He joined the DMA in May 1981 as Senior Vice President, Public Affairs. Prior to joining the DMA, he served as Executive Vice President of the American Advertising Federation from 1968 to 1981. Since January 1997, when he retired from the DMA, Mr. Gitlitz has been involved in management consulting activities. He serves on the boards of several non-profit organizations and private companies.

--------------

(a)  Member of Executive Committee.

(b)  Member of Compensation Committee

(c)  Member of Audit Committee

(d) Includes 119,998 shares of Common Stock held by the Lillian Vernon Foundation, Inc. (the "Foundation"). Lillian Vernon is the sole trustee of the Foundation. Also includes options to purchase 215,000 shares which are presently exercisable or which become exercisable within 60 days of the date hereof.

(e) Includes options to purchase 10,000 shares which are presently exercisable or which become exercisable within 60 days of the date hereof.

(f) Includes 40,000 shares of Common Stock held by the David Hochberg Foundation. David Hochberg is the trustee of the David Hochberg Foundation. Also includes 94,000 options which are presently exercisable or which become exercisable within 60 days of the date hereof.

(g) Includes options to purchase 17,500 shares which are presently exercisable or which become exercisable within 60 days of the date hereof.

(h) Includes options to purchase 25,000 shares which are presently exercisable or which become exercisable within 60 days of the date hereof.

MEETINGS OF BOARD OF DIRECTORS AND COMMITTEES

     During the last fiscal year, the Board of Directors held six meetings. The Company believes that attendance at meetings is one means by which Directors can contribute to the effective management of the Company and that the contributions of all Directors have been substantial and highly valued.

     The Compensation Committee, which administers the Company's employee compensation plans, met three times in fiscal 2001. The Audit Committee, which reviews and makes recommendations to the Board of Directors with respect to the Report of the Independent Accountants and reviews the accounting systems and controls of the Company on a continuous basis, met two times in fiscal 2001.

     All of the Directors attended at least 75% of the aggregate of all Board meetings and meetings of the committees of the Board of which he or she is a member, with the exception of Bert Wasserman, who due to illness, did not attend a Board, Audit and Compensation Committee meeting(s) all held on the same date.

     The Company does not have a nominating committee.

EXECUTIVE OFFICERS

     The following table sets forth the name, age and position of the executive officers of the Company:

      NAME                   AGE                          POSITION
      ----                   ---                          --------
Lillian Vernon ..........    73        Chairman of the Board and Chief Executive
                                       Officer
Kevin A. Green ..........    43        President
Norman Foster ...........    57        Senior Vice President - Retail Stores
Lina V. Lo Russo ........    41        Senior Vice President - Merchandising
Wayne A. Palladino ......    42        Senior Vice President - Chief Financial
                                       Officer
Paul C. Pecorin .........    61        Senior Vice President - Chief Information
                                       Officer
Ralph J. Thomann ........    58        Senior Vice President - Operations
Susan C. Handler ........    40        Vice President, Corporate Controller/
                                       Secretary
David C. Hochberg .......    44        Vice President - Public Affairs and
                                       Director
William L. Sharkey, Jr. .    51        Vice President - Human Resources

     Laura L. Zambano's employment as Executive Vice President--Merchandising terminated on September 1, 2000.

     John V. Fermelia's employment as Executive Vice President--Chief Operating Officer terminated on March 26, 2001.

     Kevin A. Green was appointed as President in June 2000, after serving as Executive Vice President--Marketing/Merchandising/Lillian Vernon Online since March 2000. He previously served as Senior Vice President--Marketing since April 1996. From December 1993 until April 1996, he served as Vice
President--Marketing. Mr. Green joined the Company in March 1990 as Manager--Marketing and subsequently in April 1992 was promoted to Director--Marketing. Prior to joining the Company, Mr. Green held various marketing positions at Doubleday Book and Music Club and Better Homes and Gardens Book Club.

     Norman Foster joined the Company in August 1983 as Director of Distribution and served in that position until March 1988, when he assumed the position of Director of Inventory. In May 1992, Mr. Foster was promoted to Vice President--Quality Assurance. In December 1998, he was promoted to Senior Vice President--Quality Assurance, and in June 2001, he was named Senior Vice President--Retail Stores. From 1969 until he joined the Company in 1983, Mr. Foster held various distribution, inventory, operational and production planning positions for the Sherwin Williams Co., a paint manufacturing and distribution company.

     Lina V. Lo Russo was promoted to Senior Vice President--Merchandising in March 2001, after serving as Vice President--Merchandising since 2000. Since joining the Company in 1982, she has served in positions of increasing responsibility from Buyer, to Merchandising Manager to Director and Vice President--Corporate Product Development, until being appointed Vice President--Merchandising in 2000.

     Wayne A. Palladino joined the Company in September 2000 as Senior Vice President--Chief Financial Officer. From February 1991 until he joined the Company, Mr. Palladino was Senior Vice President--Chief Financial Officer of Transworld Healthcare, Inc., a company engaged in the healthcare services industry. Prior to joining Transworld Healthcare, Mr. Palladino was Chief Financial Officer of CEC Electronics Corp., an electronics manufacturer. Mr. Palladino also held financial analyst positions at Pennwood Capital Corporation and W.R. Grace & Co., Inc.

     Paul C. Pecorin was promoted to Senior Vice President--Chief Information Officer in July 1997. Prior to his promotion, he served as Vice President--Chief Information Officer since joining the Company in 1984. From 1982 until he joined the Company, Mr. Pecorin was Vice President--Systems of Lands' End, Inc., a direct mail catalog company marketing clothes and related products. Prior to his employment at Lands' End, Inc., Mr. Pecorin was manager, systems development for Pratt & Whitney Aircraft Co.

     Ralph J. Thomann was promoted to Senior Vice President--Operations in January 1998. Prior to his promotion he served as Vice President--Operations since July 1996. Since joining the Company in February 1984, Mr. Thomann has held a variety of positions including Vice President--Distribution, Director--Order Processing, Director--Distribution, and Director--Engineering. From June 1967 until joining the Company, Mr. Thomann held various engineering positions with Avon Products, Inc., a manufacturer and distributor of cosmetics and beauty related products.

     Susan C. Handler joined the Company in April 1989 as Corporate Controller and Secretary. She was promoted to Vice President in July 1994. From 1982 to April 1989, Ms. Handler was employed by Coopers &

Lybrand, a predecessor of PricewaterhouseCoopers LLP, Certified Public Accountants, in various capacities, the last position being as audit manager. Ms. Handler is a certified public accountant.

     William L. Sharkey, Jr. was promoted to Vice President--Human Resources in March 1995. Prior to his promotion and since joining the Company in August 1990, he served as Director--Human Resources. From 1980 until he joined the Company, Mr. Sharkey was Director of Personnel for Anheuser-Busch/Busch Gardens in Williamsburg, Virginia. From 1972 until 1980, Mr. Sharkey held various personnel and operational management positions in the theme park industry with Busch Gardens and Opryland, USA.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth, as of May 30, 2001, the beneficial ownership of the Company's shares by (i) the Chief Executive Officer and the four other most highly compensated executive officers of the Company at the end of the fiscal year; and (ii) the directors; and (iii) all executive officers and directors as a group.


                                                                                     PERCENTAGE OF SHARES
                                                                                       OUTSTANDING AND
NAME AND ADDRESS                                               AMOUNT OF SHARES       OPTIONS EXERCISABLE
OF BENEFICIAL OWNER                                           BENEFICIALLY OWNED        WITHIN 60 DAYS
-------------------                                           ------------------     ---------------------
Lillian Vernon(1) .........................................       2,460,702(2)(3)            28.3%
David C. Hochberg(1) ......................................       1,351,000(4)(5)            15.8%
Elizabeth M. Eveillard(1) .................................          21,500(6)                 *
Jonah Gitlitz(1) ..........................................          19,500(6)                 *
Richard A. Berman(1) ......................................          18,100(6)                 *
Joel Salon(1) .............................................          11,000(7)                 *
Bert W. Wasserman(1) ......................................          30,000(8)                 *
Kevin A. Green(1) .........................................          73,703(9)                 *
Paul C. Pecorin(1) ........................................         127,531(10)               1.5%
John V. Fermelia(1) .......................................           7,500                    *
Lina V. Lo Russo(1) .......................................          18,584(11)                *
Lillian Vernon Foundation, Inc.(12) .......................         119,998                   1.4%
David Hochberg Foundation(1) ..............................          40,000                    *
All Executive Officers and Directors as a group
  (16 persons)(13)(14) ....................................       4,338,834                  46.8%

-------------

 *   Less than 1%.

(1)  The address of the stockholders is One Theall Road, Rye, New York 10580.

(2) Includes 119,998 Shares owned by the Lillian Vernon Foundation (the "Foundation"). Lillian Vernon is the sole trustee of the Foundation.

(3) Includes options to purchase 215,000 shares which are presently exercisable or which become exercisable within 60 days of the date hereof.

(4) Includes 40,000 shares of Common Stock held by the David Hochberg Foundation. David Hochberg is the sole trustee of the David Hochberg Foundation.

(5) Includes options to purchase 94,000 shares which are presently exercisable or which become exercisable within 60 days of the date hereof.

(6) Includes options to purchase 17,500 shares which are presently exercisable or which become exercisable within 60 days of the date hereof.

(7) Includes options to purchase 10,000 shares which are presently exercisable or which become exercisable within 60 days of the date hereof. Also includes 250 shares owned by Mr. Salon's wife, of which he disclaims beneficial ownership.

(8) Includes options to purchase 25,000 shares which are presently exercisable or which become exercisable within 60 days of the date hereof.

(9) Includes options to purchase 73,668 shares which are presently exercisable or which become exercisable within 60 days hereof.

(10) Includes options to purchase 105,000 shares which are presently exercisable or which become exercisable within 60 days hereof.

(11) Includes options to purchase 18,334 shares which are presently exercisable or which become exercisable within 60 days hereof.

(12) The address of the Foundation is Dublin Hill Road, Greenwich, Connecticut.
(13) Includes 119,998 shares owned by the Lillian Vernon Foundation, of which Lillian Vernon is the sole trustee. Includes 40,000 shares owned by the David Hochberg Foundation, of which David Hochberg is the sole trustee. Includes options to purchase 792,008 shares which are presently exercisable or which become exercisable within 60 days of the date hereof.

(14) The shareholdings of Laura L. Zambano are not included as she left the employ of the Company on September 1, 2000.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of May 30, 2001, the beneficial ownership of the Company's shares by persons who are believed to beneficially own more than 5% of the Shares of the Company.

                                                            PERCENTAGE OF SHARES
                                                               OUTSTANDING AND
                                         AMOUNT OF SHARES    OPTIONS EXERCISABLE
NAME AND ADDRESS OF BENEFICIAL OWNER    BENEFICIALLY OWNED     WITHIN 60 DAYS
------------------------------------    ------------------  --------------------
Gabelli Funds, Inc.(1)                     2,107,200(2)              24.9%
Dimensional Fund Advisors, Inc.(3)           581,950(4)               6.9%

----------
(1) The address of Gabelli Funds, Inc., is One Corporate Center, Rye, New York 10580-1434.

(2) The number of shares is based upon an amended Schedule 13-D filed by Gabelli Funds, Inc. and affiliates, dated April 30, 1999. The shares include shares owned by entities that may be deemed to be controlled or under the control of Gabelli Funds, Inc.

(3) The address of Dimensional Fund Advisors ("Dimensional") is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(4) The number of shares is based upon a Schedule 13-G filed by Dimensional as of December 31, 2000. All shares reported are owned by investment companies and other investment vehicles managed by Dimensional to which Dimensional disclaims beneficial ownership therein.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and Directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the American Stock Exchange. Officers, Directors and greater-than-10% stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during Fiscal 2001, all Section 16(a) filing requirements applicable to its Officers, Directors and greater-than-10% beneficial owners were complied with in a timely fashion, with the exception of Jonah Gitlitz who inadvertently did not timely report a sale and purchase of stock in November and December 2000. He has reported the transactions on a Form 5.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

  SUMMARY COMPENSATION TABLE

     The following table sets forth certain summary information concerning compensation paid or accrued by the Company, to or on behalf of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (determined as of February 24, 2001) (the "Named Executive Officers") and one additional former executive officer of the Company for the Company's last three fiscal years:

                                                                                 LONG TERM COMPENSATION
                                                                            --------------------------------
                                               ANNUAL COMPENSATION                  AWARDS          PAYOUTS
                                       -----------------------------------  --------------------   ---------
                              FISCAL                           OTHER        RESTRICTED             LONG TERM
                               YEAR                           ANNUAL           STOCK    NUMBER OF  INCENTIVE     ALL OTHER
NAME AND PRINCIPAL POSITION   ENDED    SALARY(1)   BONUS   COMPENSATION(2)   AWARD(S)    OPTIONS    PAYOUTS    COMPENSATION(8)
---------------------------  -------   ---------   -----   ---------------  ----------  ---------  ---------   ---------------
Lillian Vernon               2/24/01   $468,000    $   0    $463,450(3)      $    0      75,000      $   0        $185,149
Chairman of the Board and    2/26/00    468,000        0     463,450(3)           0      75,000          0         198,105
Chief Executive Officer      2/27/99    520,000        0     463,450(3)           0           0          0         208,037

Kevin A. Green               2/24/01   $285,577    $   0    $      0         $    0      25,000      $   0        $  8,555
President                    2/26/00    225,000        0           0              0      12,500          0           8,019
                             2/27/99    207,692        0           0              0           0          0           8,468

John V. Fermelia             2/24/01   $223,827    $   0    $      0         $    0      25,000      $   0        $ 20,538
Former Executive Vice
President, Chief Operating
Officer(4)

Lina V. Lo Russo             2/24/01   $220,059    $   0    $      0         $    0      10,000      $   0        $  8,555
Senior Vice President,
Merchandising(5)

Paul C. Pecorin              2/24/01   $202,600    $   0    $      0         $    0      20,000      $   0        $ 18,018
Senior Vice President,       2/26/00    202,600        0           0              0      12,500          0          16,726
Chief Information Officer    2/27/99    202,600        0           0              0           0          0          16,482

Laura L. Zambano             2/24/01   $194,019    $   0    $      0         $    0      12,500      $   0        $362,927(7)
Former Executive Vice        2/26/00    295,000        0           0              0      12,500          0          10,070
President, Merchandising(6)  2/27/99    295,000        0           0              0           0          0          10,371

-----------
(1) Consists of base salaries. No amounts were deferred at the election of the executive officers.

(2) Perquisites to any executive officer (except as noted) did not exceed, for such individual, the lesser of $50,000 or 10% of compensation.

(3)  Represents payment of deferred compensation from fiscal years 1986--1989.

(4) Mr. Fermelia commenced employment on May 1, 2000. He left the Company on March 26, 2001.

(5) Ms. Lo Russo did not serve as an Executive Officer during fiscal 2000 and 1999; therefore no information is presented.

(6) Ms. Zambano served as Executive Vice President, Merchandising until she left the Company on September 1, 2000.

(7)  Includes severance payments made to Laura L. Zambano.

(8) All Other Compensation consists of employer contributions pursuant to the Company's Profit Sharing/401(K) Plan (profit sharing amounts estimated), compensation related to split-dollar life insurance premiums, and above-market earnings on deferred compensation, in the following amounts:

                                                  401(K)
                         FISCAL YEAR  PROFIT     MATCHING     SPLIT-DOLLAR  ABOVE-MARKET
NAME                        ENDED     SHARING  CONTRIBUTION  LIFE INSURANCE   EARNINGS
---------------          -----------  -------  ------------  -------------- ------------
Lillian Vernon             2/24/01    $    0      $    0        $27,850       $157,299
                           2/26/00         0           0         25,601        172,504
                           2/27/99         0           0         23,531        184,506

Kevin A. Green             2/24/01    $3,305      $5,250        $     0       $      0
                           2/26/00     3,019       5,000              0              0
                           2/27/99     3,468       5,000              0              0

John V. Fermelia           2/24/01    $3,305      $5,250        $11,983       $      0

Lina V. Lo Russo           2/24/01    $3,305      $5,250        $     0       $      0

Paul C. Pecorin            2/24/01    $3,305      $5,250        $ 9,463       $      0
                           2/26/00     3,019       5,000          8,707              0
                           2/27/99     3,468       5,000          8,014              0

Laura L. Zambano           2/24/01    $3,305      $    0        $ 2,218       $      0
                           2/26/00     3,019       5,000          2,651              0
                           2/27/99     3,468       5,000          1,903              0

OPTION GRANTS IN THE LAST FISCAL YEAR

     The following table sets forth information concerning grants of stock options to the Named Executive Officers and one additional former executive officer during the Company's fiscal year ended February 24, 2001.

                                                                                             POTENTIAL REALIZABLE VALUE AT
                                                                                                ASSUMED ANNUAL RATES OF
                                          PERCENT OF TOTAL                                      STOCK PRICE APPRECIATION
                                           OPTIONS GRANTED                                          FOR OPTION TERM(1)
                           NUMBER OF        TO EMPLOYEES   EXERCISE PRICE                    -----------------------------
NAME                  OPTIONS GRANTED(2)   IN FISCAL YEAR    PER SHARE    EXPIRATION DATE        5%              10%
-------------------   ------------------  ---------------- -------------- ---------------     ---------      ----------
Lillian Vernon(2)           75,000              17.14%         $9.75       March 8, 2010       $459,879      $1,165,424
Kevin A. Green(2)           25,000               5.71%         $9.75       March 8, 2010       $153,293      $  388,475
John V. Fermelia(3)         25,000               5.71%         $9.44      April 30, 2010       $148,419      $  376,123
Lina V. Lo Russo(2)         10,000               2.29%         $9.75       March 8, 2010       $ 61,317      $  155,390
Paul C. Pecorin(2)          20,000               4.57%         $9.75       March 8, 2010       $122,634      $  310,780
Laura L. Zambano(4)         12,500               2.86%         $9.75       March 8, 2010       $ 76,647      $  194,237

----------
(1) In accordance with SEC rules, these columns show gains that might exist for the respective options over a period of ten years. This valuation is hypothetical; if the stock price does not increase above the exercise price, compensation to the Named Executive Officers will be zero. There is no guarantee that if and when the options are exercised, they will have these values.

(2) One third of the options are exercisable on March 9, 2001, 2002 and 2003, respectively.

(3)  Mr. Fermelia's options were cancelled on March 26, 2001.

(4) Ms. Zambano's options which had not vested on September 1, 2000 were cancelled on that date. Options which had vested as of September 1, 2000 were cancelled on November 30, 2000.

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information concerning the exercise of options by the Named Executive Officers and one additional former executive officer of the Company during the Company's fiscal year ended February 24, 2001, and the value of unexercised options held by the Named Executive Officers and the one additional former executive officer as of the end of the fiscal year:

                                                                                                   VALUE OF
                                                                             NUMBER OF            UNEXERCISED
                                                                            UNEXERCISED          IN-THE-MONEY
                                                                         OPTIONS AT FISCAL     OPTIONS AT FISCAL
                                                                           YEAR-END (2)          YEAR-END (1)
                                   SHARES ACQUIRED          VALUE          EXERCISABLE/          EXERCISABLE/
NAME OF INDIVIDUAL                   ON EXERCISE          REALIZED         UNEXERCISABLE         UNEXERCISABLE
------------------------           ---------------        --------       -----------------     -----------------
Lillian Vernon                            0                  $0
             Exercisable                                                     215,000                   $0
           Unexercisable                                                      75,000                   $0

Kevin A. Green                            0                  $0
             Exercisable                                                      73,667                   $0
           Unexercisable                                                      20,833                   $0

John V. Fermelia(3)                       0                  $0
             Exercisable                                                           0                   $0
           Unexercisable                                                      25,000                   $0

Lina V. Lo Russo                          0                  $0
             Exercisable                                                      18,334                   $0
           Unexercisable                                                       8,666                   $0

Paul C. Pecorin                           0                  $0
             Exercisable                                                     105,000                   $0
           Unexercisable                                                      17,500                   $0

Laura L. Zambano(4)                       0                  $0
             Exercisable                                                           0                   $0
           Unexercisable                                                           0                   $0

-----------
(1) Calculated using the fair market value of shares at the close of the market on February 24, 2001, of $8.40.

(2) Exercisable options include those exercisable as of February 24, 2001 and within 60 days thereof.

(3) Mr. Fermelia's options, none of which had vested, were cancelled on March 26, 2001.

(4) Ms. Zambano's options which had not vested on September 1, 2000 were cancelled on that date. Options which had vested as of September 1, 2000 were cancelled on November 30, 2000.

DIRECTOR COMPENSATION

     The Company pays Mr. Salon, Ms. Eveillard and Mr. Gitlitz an annual retainer of $20,000, and Richard A. Berman and Bert W. Wasserman, Chairpersons of the Compensation and Audit Committees, respectively, an annual retainer of $22,500. Additionally, all non-employee Directors receive $1,000 (plus expenses) per Board meeting attended and $1,000 (plus expenses) per Committee meeting attended.

     The Company has a Stock Option Plan for Non-Employee Directors (the "Non-Employee Directors Plan"), which provides for a grant of options to purchase not less than 2,500, nor more than 5,000 shares of Common Stock to non-employee directors on the date of appointment to the Board of Directors, as well as on the date of each Annual Meeting, the amount to be determined by the directors who are ineligible to receive options under the Non-Employee Directors Plan. Such options have an exercise price equal to 100% of the fair market value per share of Common Stock on the day the option is granted. The Board has approved an amendment to the Non-Employee Directors Plan which would provide for a grant of options to purchase not less than 2,500 nor more than 15,000 shares of common stock to Non-Employee Directors; the amount to be determined by the directors who are ineligible to receive options under the Non-Employee Directors Plan. The Board has also reserved an additional 250,000 shares of common stock for grants under the Plan. Both amendments are subject to shareholder ratification. See Proposal 4 of this Proxy Statement.

     In fiscal 2001, Messrs. Wasserman, Berman, Gitlitz and Ms. Eveillard, each received options to purchase 5,000 shares at an exercise price of $10.50 per share, pursuant to the Non-Employee Directors Plan.

     In fiscal 2001, Joel Salon received options to purchase 5,000 shares at an exercise price of $10.50 per share.

CERTAIN TRANSACTIONS WITH EXECUTIVE OFFICERS AND DIRECTORS

               Effective February 27, 1985, Fred P. Hochberg, then an officer and director of the Company, entered into a deferred compensation agreement with the Company that provided for deferred compensation for four years commencing in fiscal 1986. This agreement, as amended, provides that his retirement benefit is $5,525,000, payable over a 10 year period commencing 2017, and that his death benefit calculated as of February 24, 2001 was $2,015,710. The agreement further provides that these payments are due Mr. Hochberg or his beneficiaries whether or not he is employed by the Company.

     Effective February 27, 1985, David C. Hochberg entered into a deferred compensation agreement with the Company that provided for deferred compensation for four years commencing in fiscal 1986. This agreement, as amended, provides that his retirement benefit is $3,540,000, payable over a 10 year period commencing 2022, and that his death benefit calculated as of February 24, 2001 was $1,007,422. The agreement further provides that these payments are due Mr. Hochberg or his beneficiaries whether or not he is employed by the Company.

     Joel Salon is senior partner of Salon, Marrow, Dyckman & Newman, LLP, which firm provides legal services to the Company.

     On September 1, 2000, Laura Zambano's employment as Executive Vice President of the Company terminated. Ms. Zambano received a lump sum severance payment of $357,404.

     On March 26, 2001, John Fermelia's employment as Executive Vice President of the Company terminated. Mr. Fermelia will receive severance payments through September 24, 2001.

     In July 1997, the Company entered into agreements with certain members of the Company's senior management (the "Executives"). The agreements provide, in part, that if there is a change of control (as defined in the agreement) on or prior to June 30, 2002 and the Executive is terminated (i) without cause by the Company within two years of the change of control; or (ii) without cause by the Company after the execution of the agreement, but prior to the change in control and the change of control occurs within 6 months of the agreement; or (iii) with good reason (as defined in the agreement) by the Executive within two years of the change of control, the Executive shall be paid a lump sum on the termination date. The lump sum is based upon the time elapsed since the change of control, the Executive's termination date, and a formula starting at 200% of the Executive's adjusted income, as defined in the Agreement, if 0--12 months have elapsed, and decreasing, in stages, to 0% if more than 24 months have elapsed since the change in control.

     Additionally, the agreements provide that after a change of control has occurred, while its stock remains publicly traded, the Company will honor, whether vested or not, the Executive's exercise of all of his or her stock options. In the event that the Company's shares are not publicly traded after the change of control, the Company will pay the Executive an amount, calculated as set forth in the agreements, which is the equivalent of the economic value of such options.

REPORT OF THE COMPENSATION COMMITTEE

     The Report of the Compensation Committee and the Performance Graph herein shall not be incorporated by reference into any filing, notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934 that might incorporate future filings in whole or in part, including this Proxy Statement.

     The Compensation Committee of the Board of Directors (the "Committee") is composed entirely of independent, non-employee directors. The Committee is responsible for setting and administering the Company's employee compensation plans, subject to the approval of the Board of Directors. The Committee applies a philosophy based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives.

COMPENSATION PHILOSOPHY

     The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, retain and reward competent executives who contribute to the long-term success of the Company.

     o The Company pays competitively. The Company is committed to providing a compensation program that helps attract and retain highly competent executive officers. To ensure that pay is competitive, the Company regularly compares its pay practices with those of other leading companies in the retail and direct mail catalog industries.

     o The Company pays for sustained and improved performance. Executive officers are rewarded based upon meeting a combination of individual performance goals, Company goals and management discretion. Each year the Committee approves an incentive compensation plan (Performance Unit Plan) which establishes a dollar bonus pool and guidelines for bonus payments based upon per share earnings. Performance is evaluated by reviewing the individual's performance against both quantitative and qualitative objectives.

     o The Company encourages stock ownership by management. The Company believes stock ownership by management fosters an interest in the enhancement of stockholder value and thus aligns management's interest with that of the stockholders.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Lillian Vernon, the Chairman of the Board and Chief Executive Officer, founded the Company fifty years ago. She has played and continues to play a pivotal role in the Company and its development. She is involved in all aspects of the Company's business. In determining Miss Vernon's total compensation, the Committee considered her leadership and contributions to the Company during fiscal 2001. In 1992, the Company extended Miss Vernon's employment agreement for five years. By its provisions, at the end of its term, the employment agreement continues at will, terminable upon ninety (90) days written notice. Miss Vernon received a base salary of $468,000 per annum in fiscal 2001. Her salary is reviewed annually by the Committee and may be increased at the Board of Directors' discretion. In reviewing Miss Vernon's base salary, the Board of Directors consider the base salaries paid to the chief executive officers of other companies in the retail and direct mail catalog industry. In addition, the Board of Directors, upon the recommendation of the Committee, may award a bonus to Miss Vernon. The employment agreement also provides for the full payment of salary to Lillian Vernon for a two year period should she become disabled and unable to perform her duties.

     Miss Vernon's compensation is tied to the performance of the Company, specifically earnings per share. In fiscal 2001, Miss Vernon did not receive a bonus.

     Miss Vernon is eligible to participate in the Company's stock option program and other benefit plans, as are all other executives of the Company.

     Effective February 27, 1985, Lillian Vernon entered into a deferred compensation agreement with the Company which provided for deferred compensation for four years commencing in fiscal 1986. The Deferred Compensation Agreement, which was amended on April 30, 1992, provides that her retirement benefit is $4,634,500 payable over a ten year period commencing 1997. Her death benefit consists of the remaining portion of the deferred compensation payments at the time of her death.

COMPENSATION VEHICLES

     The Company uses a total compensation program that consists of cash and equity based compensation.

CASH BASED COMPENSATION

     Salary

     Individual salary determinations of the Company's executive officers are based on experience, sustained performance and comparison to peers inside and outside the Company.

     Bonus-Performance Unit Plan

     As previously discussed, under the Company's Performance Unit Plan, the Committee establishes a dollar bonus pool and guidelines for bonus payments based upon per share earnings. Corporate vice presidents, department directors and managers participate in the Performance Unit Plan. Generally, payments are based in part upon the achievement of individual performance goals, Company goals and management discretion. Bonus compensation may be paid in cash or in shares of the Company's Common Stock, at the Company's option. The Company's fiscal 2001 results did not meet the specific goals previously established by the Board of Directors and no bonuses were awarded.

     Profit-Sharing Plan

     The Company maintains a profit-sharing plan for the benefit of all employees, including its executive officers, who have met certain minimum service requirements. The Company's annual contribution is discretionary, as determined by the Board of Directors.

     The Company's profit-sharing plan also includes an employee contribution and employer matching contribution (401(k) feature). Under the 401(k) feature of the plan, eligible employees may make pre-tax contributions up to 10% of their annual compensation. Employee contributions of up to 6% of compensation are currently matched by the Company at a rate of 50%.

     Equity Based Compensation

     Restricted Stock and Stock Options

     The purpose of these programs is to provide additional incentives to employees to work to maximize stockholder value. The restricted stock and stock option plans are administered by the Committee, which has the authority to determine the individuals to whom, the times at which options and/or restricted stock may be granted or awarded and the number of shares to be covered by each such grant or award. The Company may grant stock options and restricted stock awards to the Company's management--the officers and departmental directors. The programs utilize vesting periods, which are determined by the Committee, to encourage key employees to continue in the employ of the Company.

     The Compensation Committee:  Richard A. Berman
                                  Bert W. Wasserman
                                  Elizabeth M. Eveillard
                                  Jonah Gitlitz

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Company's Audit Committee consists of three members of the Board of Directors, all of whom are "independent directors" as defined by American Stock Exchange listing standards. All members of the Audit Committee are financially literate and Bert W. Wasserman, the Chairman of the Audit Committee, is a Certified Public Accountant, with extensive financial management experience.

     The Board adopted a written charter for the Audit Committee on April 25, 2000, a copy of which is attached as Appendix A to this Proxy Statement. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including (i) the review of the scope and findings of the Company's internal and independent auditors; (ii) the oversight of management's efforts to ensure that adequate internal controls exist; and (iii) the review of any other matters brought to the Audit Committee's attention by the Company's independent certified public accountants.

     The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended February 24, 2001 with management. Furthermore, the Audit Committee has discussed with the Company's independent accountants, PricewaterhouseCoopers LLP, matters required to be discussed in accordance with Statement on Auditing Standards No. 61. The Audit Committee has received a letter from PricewaterhouseCoopers LLP describing any relationships with the Company that may bear on their independence and has discussed with PricewaterhouseCoopers LLP such firm's independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 24, 2001.

     The Audit Committee:   Bert W. Wasserman
                            Richard A. Berman
                            Jonah Gitlitz

     Audit Fees: PricewaterhouseCoopers LLP, the Company's independent accountants ("PWC") billed the Company $155,100 for the audit of the Company's most recent fiscal year and their review of the Company's quarterly financial statements filed on Form 10-Q.

     Implementation Fees: PWC did not render any services to the Company in connection with financial information systems design and implementation during the last fiscal year.

     All Other Fees: PWC billed the Company $50,725 for other non-audit services rendered to the Company during the Company's most recent fiscal year.

     The Audit Committee did consider the compatibility of the non-audit services, furnished by PWC to the Company, to PWC's continued independence.

PERFORMANCE GRAPH

     Set forth below is a performance graph that shows the cumulative total return (assuming dividend reinvestment) on the Company's Common Stock compared with the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Specialty Retail Index for the period of the Company's last five fiscal years (February 1996 = 100).

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                       ASSUMES INITIAL INVESTMENT OF $100

                        1996     1997     1998     1999     2000     2001
                        ----     ----     ----     ----     ----     ----
Lillian Vernon          100       93      132      108       81       72
S&P 500                 100      126      170      204      228      209
S&P Specialty Retail    100      114      121      107       79       74


     The Board of Directors recognize that the market price of the stock is influenced by many factors, only one of which is company performance. The stock price performance shown on the graph is not necessarily indicative of future price performance.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ALL THE NOMINEES LISTED IN THE FOREGOING PROXY STATEMENT.

                   2. RATIFICATION OF APPOINTMENT OF AUDITORS

     Subject to stockholder ratification, the Board of Directors has appointed the firm of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending February 23, 2002. PricewaterhouseCoopers LLP or its predecessor, Coopers & Lybrand, LLP, has audited the financial statements of the Company since fiscal year 1985. If the stockholders do not ratify this appointment, other certified public accountants will be considered by the Board.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will be available to respond to questions.

     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ended February 23, 2002.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFYING THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP.

          3. PROPOSAL TO ADOPT AMENDMENTS TO THE 1997 PERFORMANCE UNIT, RESTRICTED STOCK, NON-QUALIFIED OPTION AND INCENTIVE STOCK OPTION PLAN
                         ("INCENTIVE COMPENSATION PLAN")

     The Board of Directors, subject to the approval of the Company's stockholders, has amended the Incentive Compensation Plan. The amendment provides that a director who is not eligible to receive options under any other Company option plan would be eligible to receive options under the Incentive Compensation Plan. Additionally, the Board increased by 1,000,000, the number of shares of Common Stock which may be granted or awarded pursuant to the Incentive Compensation Plan. Finally, the Board has, subject to the approval of the Company's stockholders, amended the provision of the Incentive Compensation Plan dealing with stockholders' approval necessary for adoption and amendment of the Incentive Compensation Plan. The amendment provides that once a quorum is present, the Incentive Compensation Plan and any amendment thereto may be approved by the affirmative vote of the holders of a majority of the shares present or represented by proxy at the meeting. Presently, the affirmative vote of a majority of all of the shares outstanding is necessary to adopt and amend the Incentive Compensation Plan.

     As presently constituted, the Incentive Compensation Plan provides that non-qualified options may be granted to employees (including officers), consultants and other individuals who render services to the Company. However, the Plan provides that a director of the Company who is not also an employee of the Company, is not eligible to receive non-qualified options. Pursuant to the Company's 1997 Non-Employee Directors Option Plan, non-employee directors are eligible to receive non-qualified stock options. Under the definition amended by the Securities and Exchange Commission, a non-employee director is one who does not receive compensation exceeding $60,000 for services rendered to a company. Thus, as the Incentive Compensation Plan is presently constituted, a non-employee director who renders services to the Company and receives over $60,000 a year in compensation cannot receive options under either the Non-Employee Directors Plan or the Incentive Compensation Plan. The amendment adopted by the Board of Directors, subject to stockholder approval, will correct this inequity; it will enable the Company to continue to attract and retain directors of exceptional ability, who also render substantial and valuable services to the Company.

     Under Delaware corporation law, in the absence of charter, by law or statutory provisions setting forth some other requirement, the vote necessary for effective stockholder action upon a transaction is the affirmative vote of a majority of the shares present (either in person or by proxy) and entitled to vote at a meeting. The rules governing when a broker may vote shares held as of record, without receiving instructions from the beneficial owner, make it very difficult to secure the necessary majority presently required by the Incentive Compensation Plan. The amendment adopted by the Board of Directors, subject to stockholder approval, which provides for the affirmative vote of the shares present and entitled to vote at a meeting, will provide flexibility in amending the Incentive Compensation Plan, while still protecting the rights of the stockholders.

     As of June 14, 2001, there were 1,275,000 shares of Common Stock reserved for the Incentive Compensation Plan, of which 155,166 shares were not subject to outstanding awards or grants for issuance upon the payment of performance units, the exercise of non-qualified and incentive stock options and the grant of restricted stock under the Incentive Compensation Plan.

     The Incentive Compensation Plan is administered by the Compensation Committee of the Board of Directors, which has full authority in its discretion to determine the individuals to whom and the times at which performance units or restricted stock will be awarded and options shall be granted and the number of units and/or shares to be issued pursuant to each such award or grant.

     The following summary of the Incentive Compensation Plan, as proposed to be amended, is qualified in its entirety by the complete text of the Incentive Compensation Plan, which is annexed hereto as Exhibit A.

PERFORMANCE UNIT AWARDS

     Performance units can only be awarded to employees. Performance unit awards may be paid in cash or shares of Common Stock of the Company, or a combination thereof. Performance units which are awarded to an employee shall have a payment value at the end of the award cycle (the period of not less than one fiscal year over which the performance units granted during a particular year are to be earned out), contingent upon the Company's performance. The Compensation Committee has discretion to apply performance measures on an absolute basis or relative to industry indices and conclusively determine whether the measures have been achieved. The Compensation Committee also has authority to revise the payment schedules and performance measures formerly determined by it if, in its judgment, significant economic or other changes have occurred which were not foreseeable by it at the time of its initial determination.

RESTRICTED STOCK AWARDS

     The Compensation Committee is authorized to make restricted stock awards to employees. Restricted stock may be issued to employees in consideration of (i) cash in an amount not less than the par value thereof or such greater amount as may be determined by the Compensation Committee and (ii) the continued employment of the employee during the restricted period. The Compensation Committee sets the term of the restricted period, which will in no event be less than one year. During the restricted period, the restricted stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered except in the event of death, whereupon the restriction upon the stock will lapse and the employee's estate will be free to transfer or otherwise dispose of the stock.

NON-QUALIFIED OPTIONS

     Under the Incentive Compensation Plan, non-qualified options may be granted to employees, employee-directors, consultants and other individuals who render services to the Company. Non-qualified options may also be granted to directors who are not employed by the Company provided that such director is not eligible to receive options under any other Company plan. The option price for each option granted is determined by the Compensation Committee. Each option may have a term of not more than 10 years from the date of grant and may be exercisable in installments as prescribed by the Compensation Committee.

     Payment for shares issuable pursuant to the exercise of an option may be in
(i) cash, (ii) delivery of a full recourse promissory note, (iii) Common Stock of the Company or (iv) a combination of cash, notes and stock or such other alternative payment arrangements as the Compensation Committee may fix in its sole discretion. In lieu of payment by the optionee, the Compensation Committee may require the optionee to surrender the option or a portion thereof for cancellation and receive cash or shares of Common Stock or a combination thereof equivalent to the appreciated value of the shares covered by the option surrendered for cancellation.

     The Incentive Compensation Plan provides for the termination of outstanding options in the event an employee does not remain in the employ of the Company for such period as the Compensation Committee may fix for reasons other than retirement or death. Upon retirement or death, the employee or his estate's legal representative may exercise his options at any time after such termination (but no longer than the original term).

INCENTIVE STOCK OPTIONS

     The Company's Incentive Compensation Plan provides for the grant to employees of incentive stock options ("ISO's") to purchase shares of Common Stock of the Company at option prices which are not less than the fair market value of the Company's Common Stock at the date of grant ("fair market value"), except that any ISO's granted to an employee holding 10% or more of the outstanding voting securities of the Company ("10% Stockholder") must be for an option price not less than 110% of fair market value.

     ISO's granted under the Incentive Compensation Plan will expire not more than 10 years from the date of grant (five years from the date of grant in the case of a 10% Stockholder), and the ISO agreements entered into with the holders will specify the extent to which ISO's may be exercised during their respective terms. The aggregate fair market value of the shares of common stock subject to ISO's that become first exercisable by an optionee in a particular calendar year may not exceed $100,000. The Incentive Stock Option Plan provides for termination of outstanding ISO's upon termination of employment, other than by reason of retirement, death or disability. Payment for shares issued upon the exercise of ISO's may be made in the same manner as provided for the non-qualified options. No ISO's have been granted to date.

FEDERAL INCOME TAX CONSEQUENCES

     Stock Options

     The Company is of the opinion that an employee receiving a stock option exercisable at the current market price at the date of grant (whether an ISO or non-qualified stock option) will not realize any compensation income under the Internal Revenue Code of 1986 as amended ("IRC" or "the Code") upon the grant of the option.

     The exercise of an ISO, which is qualified under Section 422A of the Code, results in no tax consequences to the employee or the Company. However, the difference between the option price and the fair market value of the underlying stock at the date of exercise is a tax preference item which, under certain circumstances, may give rise to alternative minimum tax liability to the employee in the year of exercise.

     If the stock acquired by the exercise of the ISO is sold within two years from the date of the grant of the option or one year from the date of exercise of such option ("disqualifying disposition"), it will result in taxable compensation income to the employee (and a corresponding deduction to the Company) to the extent of the difference between the exercise price and the lesser of the fair market value of stock on the exercise date or the amount realized on such disposition.

     The exercise of a non-qualified stock option results in immediate taxable income to the individual in an amount equal to the difference between the option price paid (whether in cash or otherwise) and the fair market value of the Company's stock at the date of exercise. The Company will receive a deduction, as compensation paid, equal to the amount included in income by the employee as set forth above.

     The basis of any stock acquired by an employee through a non-qualified option is the amount paid for the stock by the employee plus the amount of taxable income recognized. The basis of stock acquired by the exercise of an ISO, not disposed of in a disqualifying disposition, is the amount paid by the employee.

     Restricted Stock Awards

     The employee will recognize taxable income on restricted stock granted to him at such time as the restriction period lapses. The amount of income will be equal to the difference between the fair market value of such stock and the amount paid by the employee for such restricted shares as of the date the restriction period lapses. Due to liabilities imposed by Rule 16(b) of the Securities Exchange Act of 1934 on certain officers, directors and 10% Stockholders who dispose of stock in the Company held by them during the prohibited period defined by Rule 16(b) (the "16(b) Restriction Period"), such persons may not immediately recognize income as of the date the restriction period lapses. If at such time the employee is subject to the provisions of Rule 16(b), income will not be recognized until the 16(b) Restriction Period lapses. The Company will receive a deduction at such time and in the same amount as the employee recognizes as income.

     Performance Units

     An employee will recognize income at such time as an actual payment is made by the Company regardless of whether the employee receives cash or shares of stock in the Company. If, however, the employee receives Company stock and the employee is subject to the provisions of Rule 16(b), then the employee will not recognize income and the Company will not be entitled to a deduction until the 16(b) Restriction Period lapses. Otherwise, the Company will be entitled to a deduction, as an accrual basis taxpayer, at such time when all events which determine the liability to pay the performance award have occurred, and the amount thereof can be determined with reasonable accuracy.

     Presently, the affirmative vote of the holders of a majority of the shares of Common Stock outstanding is necessary to amend the 1997 Performance Unit, Restricted Stock, Non-Qualified Option and Incentive Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE 1997 PERFORMANCE UNIT, RESTRICTED STOCK, NON-QUALIFIED OPTION AND INCENTIVE STOCK OPTION PLAN.

          4. PROPOSAL TO ADOPT AMENDMENTS TO THE 1997 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS
                (THE "NON-EMPLOYEE DIRECTORS PLAN" OR THE "PLAN")

     The Board of Directors, subject to the approval of the Company's stockholders, has amended the Non-Employee Directors Plan. The amendment provides that the number of shares included in each option grant to non-employee directors be at least 2,500 shares and not more than 15,000 shares, such number to be determined by the members of the Board of Directors who are not eligible to receive grants pursuant to the Non-Employee Directors Plan. Grants of options are made to non-employee directors when they are appointed to the Board of Directors and on the date of the annual meeting of the stockholders. The Board of Directors also extended, subject to the approval of the Company's stockholders, the term of the Plan to expire on the day following the Annual Stockholders' meeting held in the year 2007. The Board also has, subject to the approval of the Company's stockholders, amended the provision of the Non-Employee Directors Plan dealing with stockholders' approval for adoption and amendment of the Non-Employee Directors Plan. The amendment provides that once a quorum is present, the Non-Employee Directors Plan and any amendment thereto may be approved by the affirmative vote of the holders of a majority of the shares present or represented by proxy at the meeting. Presently, the affirmative vote of a majority of all of the shares outstanding is necessary to adopt and amend the Non-Employee Directors Plan.

     The Plan presently is scheduled to expire the day after the Annual Meeting of Stockholders in 2002. Additionally, the Plan presently provides for grants to Non-Employee Directors of not less than 2,500 shares nor more than 5,000 shares, such number to be determined by members of the Board of Directors who are not eligible to receive options under the Plan.

     Under Delaware corporation law, in the absence of charter, by law or statutory provisions setting forth some other requirement, the vote necessary for effective stockholder action upon a transaction is the affirmative vote of a majority of the shares present (either in person or by proxy) and entitled to vote at a meeting. The rules governing when a broker may vote shares held as of record, without receiving instructions from the beneficial owner, make it very difficult to secure the necessary majority presently required by the Non-Employee Directors Plan. The amendment adopted by the Board of Directors, subject to stockholder approval, will provide flexibility in amending the Non-Employee Directors Plan, while still protecting the rights of the stockholders.

     The Board of Directors also increased, by 250,000 shares, subject to stockholder approval, the number of shares which may be granted or awarded under the Non-Employee Directors Plan. As of June 14, 2001, there were 100,000 shares of Common Stock reserved for grants and awards, of which 45,000 shares were not subject to any outstanding award or grants under the Plan.

     The Non-Employee Directors Option Plan is based upon the Company's belief that stock ownership by non-employee Directors benefits the stockholders by giving such Directors a proprietary interest in the Company and thus aligning the interest of such Directors with those of the stockholders. The Board of Directors believes that the flexibility provided by the aforementioned amendments to the Non-Employee Directors Option Plan will enhance the Company's ability to attract and retain individuals of varied skills, talents and exceptional ability.

SUMMARY OF NON-EMPLOYEE DIRECTORS OPTION PLAN

     The following summary of the Non-Employee Directors Option Plan, as proposed to be amended, is qualified in its entirety by the complete text of the Non-Employee Directors Option Plan, which is annexed hereto as Exhibit B.

     Administration

     The Board of Directors is authorized to administer the Non-Employee Directors Option Plan in accordance with its terms. However, the Board shall have no discretion with respect to the selection of Directors to receive options, the number of shares of Common Stock subject to any such options, except as specified in the Plan, or the exercise price thereunder.

     Eligibility

     An Eligible Director is defined as a Director of the Company who is not an employee or officer of the Company or its subsidiaries and who does not receive compensation from the Company for services rendered as a consultant or in any other capacity, other than as a director, except for an amount that would not have to be disclosed under the Federal securities laws (presently $60,000), does not possess an interest in any other transaction that would have to be disclosed, and is not engaged in a business transaction that would have to be disclosed. There are currently four Eligible Directors.

     Shares Subject to the Non-Employee Directors Option Plan

     An aggregate of 350,000 shares of Common Stock shall be available for issuance upon the exercise of options granted under the Non-Employee Directors Option Plan. This number is subject to adjustment in the event of a stock split, stock dividend, subdivision or combination of the Common Stock or other changes in corporate structure affecting the Common Stock.

     Grant, Term and Conditions of Options

     As of the date of the 1998 Annual Stockholders' Meeting, and as of the date of each of the subsequent nine Annual Stockholders' Meetings, each individual who is then an Eligible Director will be granted an option to purchase at least 2,500 shares but not more than 15,000 shares of Common Stock, such number to be determined by the members of the Board of Directors who are not eligible to receive options pursuant to the Plan. Additionally, each individual who is an Eligible Director will be granted an option to purchase shares of stock as of the date the individual is appointed to the Board of Directors. The options will be nonstatutory stock options not intended to qualify under Section 422 of the Code as ISO's. The purchase price per share of the Common Stock deliverable upon exercise of the option shall be 100% of the fair market value per share of Common Stock, determined as provided in the Non-Employee Directors

Option Plan, on the day the option is granted. Eligible Directors shall pay the exercise price of the options in either cash or in Common Stock. The Options granted shall be for a term of not more than 10 years from date of grant. Except as set forth below, options shall be exercisable in whole or in part one year after the date of grant.

     All outstanding options held by an optionee shall automatically be cancelled upon such optionee's termination of service as an Eligible Director except in the following circumstances--if such termination of service as an Eligible Director occurs by reason of (i) declining to stand for re-election or
(ii) becoming an employee of the Corporation or a subsidiary or (iii) becoming disabled (as defined in the Company's Profit Sharing Plan). All outstanding options held by such optionee on the date of such termination shall continue to be fully exercisable for up to five years following the date of such termination but in no event after the expiration date of the options. In the event of the death of an optionee (whether before or after termination of service as an Eligible Director), all outstanding options held by such optionee and not previously cancelled or expired on the date of death shall be fully exercisable by such optionee's legal representative within one-year after the date of death (without regard to the expiration date of the option specified in accordance with the preceding sentence).

     Mergers, Sales and Change of Control

     In the case of certain mergers, consolidations or combinations of the Company with or into other corporations, or in the event of a Change of Control of the Company as defined in the Non-Employee Directors Option Plan, the holder of each option then outstanding shall (unless the Board determines otherwise) have the right to receive, on the date or effective date of such event, a cash or stock payment in an amount calculated as set forth in the Non-Employee Directors Option Plan, which is equivalent to the economic value of the option on such date.

     Plan Amendments

     The Non-Employee Directors Option Plan may be amended by the Board as it shall deem advisable. Without the authorization and approval of the Stockholders, however, the Board may not increase the number of shares which may be purchased pursuant to options granted under the Non-Employee Directors Option Plan, change the requirement that option grants be priced at 100% of fair market value on the date of grant, modify in any respect the class of individuals who constitute Eligible Directors or materially increase the benefits accruing to optionees under the Non-Employee Directors Option Plan. Plan provisions relating to the class of Directors eligible to receive options under the Non-Employee Directors Option Plan and to the price, amount and timing of option grants under the Non-Employee Directors Option Plan may not be amended more than once every six months, other than to comply with changes in applicable law.

     Term of Plan

     The amendments to the Non-Employee Directors Option Plan have been approved by the Board and shall become effective upon their approval by the stockholders. The Non-Employee Directors Plan shall terminate on the day following the Annual Stockholders' Meeting held in the year 2007, unless the Non-Employee Directors Option Plan is extended or terminated at an earlier date by the stockholders.

     Federal Income Tax Consequences

     Under present Federal income tax laws, options granted under the Non-Employee Directors Option Plan would have the following tax consequences.

     When an optionee exercises an option, the difference between the option price and any higher market value of the stock on the date of exercise will be ordinary income to the optionee and will be allowed as a deduction for Federal income tax purposes to the Company. When an optionee disposes of shares acquired by the exercise of the option, any amount received in excess of the market value of the shares on the date of exercise will be treated as long or short term capital gain, depending upon the holding period of the shares. If the amount received is less than the market value of the shares on the date of the exercise, the loss will be treated as long or short term capital loss, depending upon the holding period of the shares.

     The Non-Employee Directors Option Plan is not subject to any provision of ERISA and is not qualified under Section 401(a) of the Code.

     Adoption of the amendments to the Non-Employee Directors Option Plan presently requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF AMENDMENTS TO THE LILLIAN VERNON CORPORATION 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.

              5. PROPOSAL TO AMEND THE EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors, subject to the approval of the stockholders, has amended the Employee Stock Purchase Plan (the "Purchase Plan"). The amendment increases, by 100,000 shares, the number of shares of Common Stock available for the Purchase Plan. In addition, the Board has, subject to the approval of the Company's stockholders, amended the provision of the Purchase Plan dealing with stockholders' approval for adoption and amendment of the Purchase Plan. The amendment provides that once a quorum is present, the Purchase Plan and any amendment thereto may be approved by the affirmative vote of the holders of a majority of the shares present or represented by proxy at the meeting. Presently, the affirmative vote of a majority of all of the shares outstanding are necessary to adopt and amend the Purchase Plan.

     Pursuant to the Purchase Plan, shares of the Company's Common Stock are offered to eligible employees, at a discount of up to fifteen (15%) percent from the prevailing market price. The Board of Directors believes that the Purchase Plan acts as an incentive to encourage stock ownership by employees of the Company by acquiring or increasing their proprietary interest in the Company. The Purchase Plan is also designed to encourage eligible employees to remain in the employ of the Company.

     Under Delaware corporation law, in the absence of charter, by law or statutory provisions setting forth some other requirement, the vote necessary for effective stockholder action upon a transaction is the affirmative vote of a majority of the shares present (in person or by proxy) and entitled to vote at a meeting. The rules governing when a broker may vote shares held as of record, without receiving instructions from the beneficial owner, make it very difficult to secure the necessary majority presently required by the Purchase Plan. The amendment adopted by the Board of Directors, subject to stockholder approval, will provide flexibility in amending the Purchase Plan, while still protecting the rights of the stockholders.

SUMMARY OF EMPLOYEE STOCK PURCHASE PLAN

     The following summary of the Employee Stock Purchase Plan, as amended, is qualified in its entirety by the complete text of the Purchase Plan, which is annexed hereto as Exhibit C.

     Administration of the Purchase Plan

     The Purchase Plan is administered by the Compensation Committee (the "Committee").

     From time to time, the Board of Directors or the Committee may grant to each eligible employee who is a participant in the Purchase Plan, options to purchase shares of Common Stock during a period to be established by the Board or the Committee (the "Payment Period").

     Shares Available for Distribution

     The Company has reserved 200,000 shares for issuance under the Purchase Plan. Such number of shares is subject to increase or decrease by reason of stock splits, reclassifications, stock dividends, changes in par value and the like. The shares subject to the Purchase Plan shall be authorized and unissued shares of Common Stock or shares re-acquired by the Company, including shares purchased in the open market and shares held as treasury stock.

     Amendment to the Purchase Plan

     The Purchase Plan may be terminated at any time by the Board of Directors. It will terminate when all or substantially all of the shares of Common Stock reserved for the purposes of the Purchase Plan have been purchased. If at any time the number of shares reserved for the Purchase Plan are not in sufficient number to satisfy all of the unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to their options and the Purchase Plan will terminate. Upon termination of the Purchase Plan, all payments not used to purchase stock will be refunded. The Board of Directors may amend the Purchase Plan, but no amendment may (i) increase the number of shares to be offered under the Purchase Plan or (ii) change the class of employees eligible to receive options under the Purchase Plan.

     Interpretation

     The interpretation and construction by the Committee of any provisions of the Purchase Plan or of any option granted under the Purchase Plan shall be final unless otherwise determined by the Board of Directors.

     Eligibility

     All employees of the Company and any of its participating subsidiaries shall be eligible to receive options under the Purchase Plan to purchase the Company's Common Stock, except:

          (i) employees who have been employed less than two years;

          (ii) employees whose customary employment is 20 hours or less per week; or

          (iii) employees whose customary employment is for not more than five months in any calendar year.

Any employee who has satisfied the eligibility requirements under the Company's Profit Sharing Plan, shall be eligible to receive options under the Purchase Plan to purchase the Company's Common Stock. Notwithstanding the above, any employee who is a "highly compensated employee" as that term is defined by
Section 414(q) of the Code, and who is an executive officer and/or vice president of the Company is not eligible to participate in the Purchase Plan. An employee is eligible to participate in the Purchase Plan on the first day of the calendar quarter following the completion of 12 months of employment in which such employee completes at least 1,000 hours of service. After the first 12 months of employment, the employee shall become an eligible employee on the January 1 following the first calendar year in which the employee completes 1,000 hours of service, beginning with the calendar year that includes the employee's one-year anniversary. Employees who were participants in the Company's Profit Sharing Plan on January 1, 1998 are automatically eligible to participate in the Purchase Plan. An eligible employee who is re-employed after a break in service and the number of consecutive one-year breaks in service equals or exceeds 5, shall have to satisfy the aforementioned requirements. Otherwise a re-employed employee becomes an eligible employee on the first day of the calendar quarter following his or her re-employment date. No options will be granted to any employee if he or she owns five percent or more of the total combined voting power of all classes of stock of the Company.

     Payment Periods and Option Price

     From time to time, the Board of Directors or the Committee may grant to each eligible employee options to purchase, during the Payment Period, the Company's Common Stock at an Option Price established by the Board or the Committee. In no event may the option period exceed twenty-seven (27) months. The Board or the Committee shall have the discretion to determine the number of options granted at a particular time. Any options granted shall be allocated equally to each Purchase Plan participant. A participant who has received an option may purchase shares of Common Stock by exercising any and all options granted to him or her during the Payment Period. The Payment Period for the grant shall be established by the Board or the Committee at the time of each grant.

     The Option Price for each Payment Period shall be no less than 85% of the average market price of the Common Stock on the last business day of the fiscal quarter. The average market price is the average of the high and low prices of the Common Stock as traded on the American Stock Exchange. Business day for the purposes of the Purchase Plan means a day on which there is trading on a national securities exchange.

     No employee shall be granted an option which permits his or her rights to purchase Common Stock to accrue at a rate which exceeds $25,000 of such stock for each calendar year in which such option is outstanding.

     Termination of Rights

     An employee's rights under the Purchase Plan terminates when he or she ceases to be an employee of the Company because of retirement, resignation, layoff, discharge, death, change of status or for any other reason.

     Transferability

     Employee's rights under the Purchase Plan are non-transferable.

     Exercise of Options

     Employees will be deemed to have exercised all or a portion of his or her grant of options by (i) tendering payment in cash or such other medium acceptable to the Committee; and (ii) by completing such administrative forms as prescribed by the Committee. The purchase price and the completed forms must be completed and tendered before the last business day of the Payment Period for a particular grant.

     Re-Offer of Shares

     Although the Purchase Plan is intended to provide Common Stock to employees for investment and not resale, the Company does not intend to restrict or influence any employee in the conduct of his or her own affairs. The Company intends to file a registration statement registering the additional shares reserved for the Purchase Plan shortly after the approval of the amendment to the Purchase Plan by the Company's stockholders. Upon the filing and effectiveness of the registration statement, an employee may sell stock purchased under the Purchase Plan at any time he or she chooses. Due to certain federal tax requirements, each employee pursuant to the Purchase Plan, will agree to give the Company notice of any sales of stock by the employee within two years of the grant of the option or within one year of the exercise of the option, showing the number of shares of stock sold.

     Federal Income Tax Considerations

     The Company intends the Employee Stock Purchase Plan to qualify as a Code
Section 423(b) Plan. Accordingly, if the employee does not dispose of the stock acquired through the Purchase Plan within two years from the date of the granting of the option to purchase and within one year from that date that such option to purchase is exercised, then no income will be realized by the employee either at the time of the grant of the option or when the shares are actually acquired. Where the option price for the stock is between 85% and 100% of the fair market value of the stock at the time the option was granted, the employee realizes ordinary income to the extent of the lesser of (i) the amount by which the fair market value of the stock at the time the option was granted exceeds the option price; or (ii) the amount by which the fair market value of the stock at the time of disposition of the stock exceeded the price paid. Any remaining gains, representing appreciation that has occurred from the date the stock was acquired to the date the stock was disposed of, will be taxed at capital gain rates.

     The Company will not be entitled to a deduction at the grant or exercise date.

     Presently, the affirmative vote of the holders of a majority of the shares of Common Stock outstanding is required to approve the adoption of amendments to the Employee Stock Purchase Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDMENTS TO THE EMPLOYEE STOCK PURCHASE PLAN.


     6. STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING TO BE HELD IN 2002

     No person who intends to present a proposal for action at a forthcoming stockholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record beneficial owner of at least 1% or $2,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held; (b) provides the Company in writing with his or her name, address, the number of shares held by him or her and the date upon which he or she acquired such shares, and with documentary support for a claim of beneficial ownership; (c) notifies the Company of his or her intention to appear personally at the meeting or by a qualified representative under Delaware law to present his or her proposal for action; and (d) submits his or her proposal timely. A proposal to be included in the proxy statement or proxy for the Company's next annual meeting of stockholders will be submitted timely only if the proposal has been received at the Company's principal executive office no later than February 14, 2002. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's By-Laws, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

     Even if the foregoing requirements are satisfied, a person may submit only one proposal of not more than 500 words with a supporting statement if the latter is requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

                                7. OTHER BUSINESS

     So far as the Board of Directors is aware, no matters will be presented at the Meeting for action on the part of the stockholders other than those stated in the notice of this meeting.

     A copy of the Company's annual report to the Securities and Exchange Commission on Form 10-K for the year ended February 24, 2001, may be obtained without charge, by calling or writing David C. Hochberg, Lillian Vernon Corporation, One Theall Road, Rye, New York 10580, (914) 925-1300.

By Order of the Board of Directors


/s/ SUSAN C. HANDLER
-------------------------
Susan C. Handler
Secretary

June 14, 2001

                                                                      APPENDIX A

                           LILLIAN VERNON CORPORATION

                                 --------------

                             AUDIT COMMITTEE CHARTER

PURPOSE

     The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including (i) the review of the scope and findings of the Company's independent auditor; (ii) the oversight of management's efforts to ensure adequate internal controls exist; and (iii) the review of any matters brought to the Committee's attention by the Company's independent certified public accountants.

     In discharging its oversight role, the Committee shall have power to investigate any matter brought to its attention and in fulfilling this function shall have full access to all books and records, facilities and personnel of the Company. If appropriate to an investigation, the Committee shall be empowered to retain outside counsel, auditors or other experts.

     Since the Board and the Committee are the representatives of the Company's shareholders, the outside auditors are ultimately accountable to the Board and the Committee.

COMPOSITION OF THE COMMITTEE

     The Committee shall be comprised of not less than three (3) members of the Board, and the Committee's composition will comply with the requirements of the Audit Committee Policy of the AMEX.

     Accordingly, all members of the Committee shall be directors of the
Company:

     1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company, except that one "non-independent" member may serve on the Committee, if the Board "under exceptional and limited circumstances" determines that membership on the Committee by the individual is required by the best interests of the Company and its shareholders; and

     2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall have accounting or related financial management expertise.

RESPONSIBILITIES

     The Committee's function is one of oversight and it fully recognizes that the Company's management is responsible for preparing the Company's financial statements and that the Company's outside auditors are responsible for auditing the Company's financial statements. The Committee also recognizes that management, including the Company's internal audit staff, as well as the Company's outside auditors have more time, knowledge and detailed information regarding the Company than do Committee members; consequently, in carrying out its oversight responsibilities the Committee is not providing any expert or


                                    App. A-1
special assurances as to the Company's financial statements or any professional certification as to the outside auditor's work.

     The following functions shall be the common recurring activities of the Committee in discharging its oversight responsibilities. These functions are set forth as a guide; the Committee may diverge from this guide if mandated by circumstances.

     1. The Committee shall review with management and the Company's outside auditors the audited financial statements to be included in the Company's Annual Report or Form 10-K and review and discuss with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

     2. As a committee or through the Committee's chairman, review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; said review will occur prior to the Company's filing on the Form 10-Q.

     3. The Committee shall discuss with the Company's management and the outside auditors the quality and adequacy of the Company's internal controls.

     The Committee shall:

     1. review non-audit services to be provided by the outside auditors and its affiliates, for compatibility with maintaining the auditor's independence and make a recommendation to the Board;

     2. request, on an annual basis, a formal written statement from the outside auditors delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

     3. discuss with the outside auditors any such disclosed relationships and their possible impact on the outside auditor's independence;

     4. recommend that the Board take appropriate action to oversee the independence of the outside auditor; and

     5. the Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority, subject to shareholder approval, to select, evaluate and, where appropriate, replace the outside auditor.


                                    App. A-2

                                                                       EXHIBIT A

                           LILLIAN VERNON CORPORATION

                                 --------------

                                      1997
                       PERFORMANCE UNIT, RESTRICTED STOCK,
               NONQUALIFIED OPTION AND INCENTIVE STOCK OPTION PLAN
                                  (THE "PLAN")

1.   DEFINITIONS.

     The following terms shall have the following meanings for purposes of the
Plan:

     "Code" means the Internal Revenue Code of 1986 as the same may be amended from time to time.

     "Committee" means the committee described in Paragraph 4 which shall administer the Plan.

     "Common Stock" means Common Stock, par value One ($.01) Cent per share, of the Corporation.

     "Corporation" means Lillian Vernon Corporation.

     "Fair-Market Value" means with respect to Common Stock (or other stock of the Corporation), its Mean Price on the day of determination as specified in the Plan if such Common Stock (or other stock) is publicly traded and, if not, then the Fair-Market Value shall be determined by the Committee in accordance with applicable Treasury Regulations under the Code.

     "Incentive Option(s)" means the qualified incentive stock options referred to in Paragraph 9.

     "Mean Price" means with respect to Common Stock (or other stock of the Corporation), the Fair-Market Value thereof as shall be determined by the Committee and, if the Common Stock (or such other stock) of the Corporation is listed on a national securities exchange or traded on the Over-the-Counter market, the Fair-Market Value shall be the mean of the high and low trading prices or of the high bid and low asked prices of the Common Stock (or such other stock) of the Corporation on such exchange, or on the Over-the-Counter market as reported by the National Quotation Bureau, Inc., as the case may be (rounded to the next highest cent in the case of fractions of a cent), on the day of determination as specified in the Plan or, if there is no trading or bid or asked price on that day, the mean of the high and low trading or high bid and low asked prices (rounded to the next highest cent in the case of fractions of a cent) on the most recent day preceding the day of determination as specified in the Plan for which such prices are available.

     "Nonqualified Option(s)" means the nonqualified options referred to in Paragraph 7.

     "Option(s)" means the Nonqualified Options and Incentive Options.

     "Performance Unit(s)" means the Performance Units referred to in Paragraph
6.

     "Restricted Stock" means the shares of Common Stock referred to in Paragraph 8.


                                    Exh. A-1

2. STOCK SUBJECT TO THE PLAN.

     There are reserved for issuance upon the payment of Performance Units awarded, for issuance as Restricted Stock awards and the exercise of Options granted under the Plan an aggregate of two million two hundred seventy-five thousand (2,275,000) authorized and unissued shares of Common Stock. If any Option granted under the Plan shall expire or terminate for any reason (including, without limitation, by reason of its surrender, pursuant to the provisions of the third paragraph of Paragraph 7(b) or otherwise, or cancellation, in whole or in part, pursuant to the provisions of Paragraph 7(f) or otherwise, or the substitution in place thereof of a new Option) without having been exercised in full, the shares subject thereto shall again be available for the purposes of issuance pursuant to this Plan. Likewise, if Restricted Stock shall become subject to forfeiture and be returned to the Corporation pursuant to the provisions of Paragraph 8 hereof, such shares shall again be available for the purposes of issuance pursuant to this Plan. In no event shall authorized and unissued shares of Common Stock which, under the Plan, are authorized to be used in payment of Performance Unit awards be deemed to be unavailable for purposes of the Plan until such shares shall have been issued in payment thereof in accordance with the provisions of Paragraph 6(g).

3. ADMINISTRATION.

     The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which, Performance Units or Restricted Stock shall be awarded and Options shall be granted and the number of units and/or shares to be covered by each such award or grant. In making such determinations, the Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the Corporation's success and such other factors as the Committee in its discretion may deem relevant. Subject to the express provisions of the Plan, the Committee shall also have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Restricted Stock, Performance Unit and Option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations of the matters referred to in this Paragraph 3 shall be conclusive.

4. THE COMMITTEE.

     The Committee shall consist of three or more members of the Board of Directors of the Corporation who are not employees of the Corporation or any subsidiary thereof. The Committee shall be appointed by the Board of Directors, which may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. Members of the Committee shall not be eligible to receive any option grants pursuant to the Plan.


                                    Exh. A-2

5.   ELIGIBILITY.

     Performance Units and Restricted Stock may be awarded only to employees (including officers) of the Corporation and of its present and future subsidiary corporations (herein called subsidiaries). Incentive Options may be awarded only to full-time employees (including officers) of the Corporation or its subsidiaries. Nonqualified Options may be granted to employees (including officers), consultants and other individuals who render services to the Corporation and its subsidiaries. Any such eligible individual may receive one or more Performance Unit awards or one or more Options or one or more Restricted Stock awards, or a combination thereof, as the Committee shall from time to time determine, and such determinations may be different as to different individuals and may vary as to different awards and grants. A director of the Corporation or of a subsidiary who is not also an employee of the Corporation or of a subsidiary and who is not eligible to receive options under any other corporation option plan will be eligible to receive Non-Qualified Options under the Plan. A director of the Corporation or of a subsidiary who is not also an employee of the Corporation or of a subsidiary will not be eligible to receive Performance Units, Restricted Stock, or Incentive Options under the Plan.

6.   PERFORMANCE UNIT AWARDS.

     (a) Performance Units which are awarded to an employee shall have a payment value at the end of the applicable award cycle contingent upon performance of the Corporation and/or of such employee's subsidiary, division or department over the award cycle. The length of the award cycle over which Performance Units are to be earned out shall be determined by the Committee at the time such Performance Units are awarded, but in no event shall the award cycle be less than one (1) fiscal year. The performance measures may include, but shall not be limited to, cumulative growth in pre-tax profits, earnings per share, return on shareholders' equity, return on capital employed or increase in the market value of the Common Stock of the Corporation. Such measures may be applied on an absolute basis or relative to industry indices and shall be defined in a manner which the Committee shall deem appropriate. For each award cycle, the Committee shall establish a payment schedule based upon the performance measures determined for such award cycle. If during the course of an award cycle there should occur, in the opinion of the Committee, significant changes in economic conditions or in the nature of the operations of the Corporation or subsidiary, division or department which the Committee did not foresee in establishing the performance measures for such award cycle and which, in the Committee's sole judgment, have, or are expected to have, a substantial effect on the performance of the Corporation or an employee's subsidiary, division or department during such award cycle, the Committee may revise the payment schedule and performance measures formerly determined by it in such manner as the Committee, in its sole judgment, may deem appropriate.

     (b) In determining the number of Performance Units to be awarded, the Committee shall take into account an employee's responsibility level, performance, potential, cash compensation level and such other considerations as it deems appropriate.

     (c) An award of Performance Units to an employee shall terminate for all purposes if the employee does not remain, during the award cycle, continuously in the employ of the Corporation or one of its subsidiaries, except in the case of death, disability or retirement at age sixty-five (65) or early retirement with the consent of the Corporation (hereinafter "Retirement") in which case (and provided that the employee at the time of death, disability or Retirement as aforesaid, shall have been continuously in the


                                    Exh. A-3
employ of the Corporation or one of its subsidiaries during the period commencing on the date the award is granted and ending on the first anniversary thereof) the employee will be entitled to payment (such payment to be made in accordance with the provisions of Paragraph 6(d)) of the same portion of the payment value of the award the employee would otherwise have been paid (such payment value, if any, to be determined at the conclusion of the applicable award cycle in accordance with the provisions of Paragraphs 6(a) and 6(e)) as the portion of the award cycle during which the employee was employed bears to the full award cycle. Under particular circumstances, the Committee may make other determinations with respect to employees whose services do not meet the foregoing requirements, including the waiver of any of the requirements of this subparagraph (c) relating to periods of employment.

     (d) Unless the Committee otherwise determines, no payment with respect to Performance Units will be made to an employee prior to the end of such employee's award cycle applicable to the Performance Units awarded to such employee.

     (e) An employee's interest in any Performance Units awarded to him shall mature on the last day of the award cycle for such award. The payment value of a performance unit shall be the dollar amount calculated on the basis of the payment schedule applicable to such award cycle.

     (f) The total amount of payment value due an employee at the conclusion of an award cycle shall be paid on such date following the conclusion of such award cycle as the Committee shall designate, except as specifically otherwise provided in the Plan.

     (g) Payment of the payment value due an employee shall be made, at the election of the Committee as to each employee, (i) in cash, (ii) in shares of Common Stock of the Corporation (to be determined by dividing the payment value of all matured Performance Units by the average of the Mean Price of such stock during the five business days immediately preceding the date of payment) or
(iii) in a combination of cash and shares of Common Stock so valued.

     (h) A person to whom any award has been made shall not have any interest in the cash or stock awarded to him until the cash has been paid to him or the certificates for the stock have been delivered to him, as the case may be, in accordance with the provisions of this Plan.

     (i) In the event of any changes in the outstanding stock of the Corporation by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, split-ups, split-off, spin-offs, liquidations or other similar changes in capitalization, or any distribution to shareholders other than cash dividends, the Committee shall make such adjustments, if any, in the light of the change or distribution as the Committee in its sole discretion shall determine to be appropriate, in the number of shares of stock covered by any award for which certificates have not been delivered.

     (j) In any case in which payment of an award is to be made in stock, the Corporation shall have the right to retain or sell without notice sufficient shares of stock (taken at the Mean Price of such stock on such date or dates as may be determined by the Committee, but not more than five (5) business days prior to the date on which such shares would otherwise have been delivered) to cover the amount of any tax required by any government to be withheld or otherwise deducted and paid with respect to such payment, remitting any balance to the employee; provided, however, that the employee shall have the option to provide the Corporation with the funds to enable it to pay such tax. The Corporation shall also have the right, in lieu of delivering the certificate or certificates for any of or all the stock which would


                                    Exh. A-4
otherwise be deliverable to the employee pursuant to this Plan, to pay to such employee on the date on which such certificate or certificates would otherwise be deliverable an amount in cash equal to the Mean Price of such stock on such date or dates as may be determined by the Committee, but not more than five (5) business days prior to such date, but after withholding or deducting any required amount of tax, all as the Committee may determine in individual cases.

7. NONQUALIFIED OPTION GRANTS.

     (a) Each Nonqualified Option granted under the Plan shall be authorized by the Committee and shall be evidenced by a Nonqualified Stock Option Agreement which shall be executed by the Company and by the person to whom such Nonqualified Option is granted. The Nonqualified Stock Option Agreement shall, among other things, specify the number of shares of Common Stock as to which Nonqualified Option is granted, the periods during which the Nonqualified Option is exercisable and the purchase price per share thereof.

     (b) The Committee shall be authorized in its discretion to prescribe in the Nonqualified Option grant the installments, if any, in which Nonqualified Option granted under the Plan shall become exercisable. The Committee shall also be authorized to establish the manner and the effective date of the exercise of a Nonqualified Option. The term of such Nonqualified Option shall be not more than ten years from the date of grant thereof, or such shorter period as is prescribed in Paragraphs 7(d) and (e).

     A Nonqualified Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Corporation at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Nonqualified Option is being exercised. Such notice shall be accompanied by payment of the full purchase price of such shares, and payment of such purchase price shall be made, at the discretion of the Committee, by delivery of (i) cash, or (ii) his full recourse note payable to the order of the Company (but only if and to the extent permitted by applicable Delaware corporate law) having such due date, payment terms and such annual interest rate (which is not less than the minimum rate then required under the Code), as the Committee may fix in its sole discretion, or (iii) in the Corporation's Common Stock owned by the optionee having a Fair-Market Value on the date of exercise equal to the aggregate Nonqualified Option price (provided, however, that no such payment in stock shall be made unless said stock shall have been owned by the optionee for a period of more than six (6) months), or (iv) such combination of Items (i), (ii) and (iii) as the Committee may fix in its sole discretion, or
(v) such other financial arrangement may be made for the payment for such shares as the Committee may fix in its sole discretion.

     In lieu of requiring an optionee to deliver cash and/or notes and/or stock and receive certificates for shares of Common Stock of the Corporation upon the exercise of a Nonqualified Option, if the Nonqualified Option so provides, the Committee may elect to require the optionee to surrender the Nonqualified Option to the Corporation for cancellation as to all or any portion of the number of shares covered by the intended exercise and receive in exchange for such surrender a payment, at the election of the Committee, in cash, in shares of Common Stock of the Corporation, or a combination of cash and shares of Common Stock of the Corporation, equivalent to the appreciated value of the shares covered by the Option surrendered for cancellation. Such appreciated value shall be the difference between the Nonqualified Option prices of such shares (as adjusted pursuant to Paragraph 12) and the Fair-Market Value of such shares. Upon delivery to the Corporation of a notice to exercise a Nonqualified Option, the


                                    Exh. A-5

Committee may avail itself of its right to require the optionee to surrender the Nonqualified Option to the Corporation for cancellation as to shares covered by such intended exercise. The Committee's right of election shall expire, if not exercised, at the close of business on the tenth business day following the delivery to the Corporation of such notice. Should the Committee not exercise such right of election, the delivery of the aforesaid notice of exercise shall constitute an exercise by the optionee of the Nonqualified Option to the extent therein set forth, and payment for the shares covered by such exercise shall become due immediately.

     (c) In the event that an employee receiving a Nonqualified Option does not remain in the employ of the Corporation or of one of its subsidiaries for the period determined by the Committee and set forth in the Nonqualified Option grant and the termination of such individual's service during such period is either (i) for cause or (ii) voluntary on the part of such individual and without the written consent of the Corporation or such subsidiary, the Nonqualified Option shall forthwith terminate on the date of such termination of employment. Retirement at age sixty-five (65) shall be deemed to be a termination of employment with the Corporation's written consent.

     (d) In the event of the termination of the employment of an employee holder of any Nonqualified Option, other than by reason of Retirement or death, he may (unless his Nonqualified Option shall have been terminated by reason of the provisions of Paragraph 7(c) or unless otherwise provided in his Nonqualified Option grant) exercise his Option at any time within three (3) months after such termination, but not after the expiration of the Nonqualified Option, to the extent of the number of shares covered by his Nonqualified Option which were purchasable by him at the date of the termination of his employment. In the event of the termination of the employment of the holder of any Nonqualified Option because of Retirement, he may (unless his Nonqualified Options shall have been previously terminated pursuant to the provisions of Paragraph 7(c) or unless otherwise provided in his Nonqualified Option grant) exercise his Nonqualified Option at any time after such termination, but not after the expiration of the Nonqualified Option, to the extent of the number of shares covered by his Nonqualified Option which were purchasable by him at the date of his termination of employment. Notwithstanding the foregoing provisions hereof but subject to the provisions of Paragraph 7(c), the Committee may determine, in its sole discretion, in the case of any termination of employment that the holder of a Nonqualified Option may exercise such Nonqualified Option to the extent of the remaining shares covered thereby whether or not such shares had become purchasable by such employee at the date of the termination of his employment. Nonqualified Options granted under the Plan to employees shall not be affected by any change of employment so long as the holder continues to be an employee of the Corporation or of a subsidiary. The Nonqualified Option grant may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

     (e) In the event of the death of an individual other than an employee to whom a Nonqualified Option has been granted under the Plan, the Nonqualified Option theretofore granted to him may be exercised by a legatee or legatees of the Nonqualified Option holder under his last will, or by his personal representative or distributees, at any time after his death, but not after the expiration of the Nonqualified Option, to the extent of the remaining shares covered by his Nonqualified Option whether or not such shares had become purchasable by such an individual at the date of his death. In the event of the death of an employee while he is employed by the Corporation or a subsidiary or following Retirement or during the three (3) month period following the termination of his employment, the Nonqualified Option (if not previously terminated pursuant to the provisions of Paragraph 7(c)) may be exercised by a legatee or

                                    Exh. A-6
legatees of the Nonqualified Option under the employee's last will, or by the personal representatives or distributees of the employee at any time after his death, but not after expiration of the Nonqualified Option, but only to the extent of the number of shares purchasable by such employee pursuant to the provisions of Paragraph 7(d) at the date of termination of his employment.

     (f) The Committee shall be authorized, in its absolute discretion, to permit optionees to surrender outstanding Nonqualified Options in exchange for the grant of new Nonqualified Options or require optionees to surrender outstanding Nonqualified Options as a condition precedent to the grant of new Nonqualified Options. The number of shares covered by the new Nonqualified Options, the Nonqualified Option price, the Nonqualified Option period shall all be determined in accordance with the Plan and may be different from the provisions of the surrendered Nonqualified Options.

8. RESTRICTED STOCK AWARDS.

     (a) The consideration to be received for shares of Restricted Stock issued hereunder shall be (i) in such amount, to be paid in cash, as is determined by the Committee, in its sole discretion, at the time of such award, but in no event shall it be less than the par value thereof and (ii) the continued employment by the employee during the "Restricted Period" (as hereinafter defined). The recipient of Restricted Stock shall be recorded as a stockholder of the Corporation and shall have, subject to the provisions hereof, all the rights of a stockholder with respect to such shares and receive all dividends or other distributions made or paid with respect to such shares; provided that the shares themselves and any new, additional or different shares or securities which the recipient may be entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Corporation, shall be subject to the restrictions hereinafter described.

     (b) During a period following the date of grant, as determined by the Committee and set forth in the grant (hereinafter referred to as the "Restricted Period"), the Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the recipient, except in the event of (i) death as hereinafter provided or (ii) the transfer thereof to the Corporation under the provisions of the next succeeding paragraph. In the event of the death of the recipient during the Restricted Period, the aforesaid restrictions on the Restricted Stock shall immediately lapse and the legal representative of the estate of the recipient shall be free to transfer, encumber or otherwise dispose of the Restricted Stock.

     In the event that, during the Restricted Period, the employment of the recipient by the Corporation or one of its subsidiaries is terminated for any reason (including termination with or without cause by the Corporation or such subsidiary, resignation by the recipient, or retirement, except retirement with the consent of the Corporation, which consent may be conditioned upon the performance of consulting services, agreement as to noncompetition or such other conditions as may be imposed by the Corporation) other than termination of employment due to the death of the recipient, then the shares of Restricted Stock held by him shall be forfeited to the Corporation and the recipient shall immediately transfer and return to the Corporation the certificates representing all the Restricted Stock and the recipient's rights as a stockholder with respect to the Restricted Stock shall cease, effective with such termination of employment; provided, however, if the employee is required to pay more than the par value of such shares, then the Corporation shall either pay to the employee within thirty (30) days of receipt of such Restricted Stock the amount originally paid for such Restricted Stock by such employee or return


                                    Exh. A-7
equivalent but unlegended (except for required Securities Act legends) certificates to the employee which the employee will then own absolutely. All certificates representing Restricted Stock issued pursuant to this Plan shall bear a legend indicating that the shares are subject to the restrictions set forth herein.

     During the Restricted Period, the recipient's rights to the Restricted Stock may not be assigned or transferred except by will or by the laws of descent or distribution. In the event of any attempt to sell, exchange, transfer, pledge or otherwise dispose of said shares by the recipient in violation of the provisions hereof, such shares shall be forfeited to the Corporation.

9. INCENTIVE OPTIONS.

     (a) Each Incentive Option granted under the plan shall be authorized by the Committee and shall be evidenced by an Incentive Stock Option Agreement which shall be executed by the Company and by the person to whom such Incentive Option is granted. The Incentive Stock Option Agreement shall specify, among other things, the number of shares of Common Stock as to which any Incentive Option is granted, the periods during which the Incentive Option is exercisable and the purchase price per share thereof.

     (b) The Committee shall grant Incentive Options under the Plan which are intended to meet the requirements of Section 422A of the Code and which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422A of the Code:

          (i) No Incentive Option shall be granted to individuals other than employees of the Corporation or of a subsidiary.

          (ii) Each Incentive Option under the Plan must be granted within ten
     (10) years from the date the Plan was adopted by the Board of Directors.

          (iii) The purchase price of the shares subject to any Incentive Option shall not be less than the Fair-Market Value of the Common Stock at the time such Incentive Option is granted; provided, however, if an Incentive Option is granted to an individual who owns, at the time the Incentive Option is granted, more than ten (10%) per cent of the total combined voting power of all classes of stock of the Corporation or of a subsidiary, the purchase price of the shares subject to the Incentive Option shall be at least one hundred ten (110%) per cent of the Fair-Market Value of the Common Stock at the time the Incentive Option is granted.

          (iv) No Incentive Option granted under the Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Option is granted to an individual who owns, at the time the Incentive Option is granted, more than ten (10%) percent of the total combined voting power of all classes of stock of the Corporation or of subsidiary, such Incentive Option shall not be exercisable after the expiration of five (5) years from the date of its grant. Every Incentive Option granted under the Plan shall be subject to earlier termination as expressly provided in Paragraph 9(c) hereof.

          (v) The aggregate Fair-Market Value, determined at the time the Incentive Option is granted, of the shares with respect to which incentive stock options are exercisable for the first time by any such person during any calendar year, under the Plan, or incentive stock options (as defined in Section 422A(b) of the Code) under any other stock option plan maintained by the Corporation or a parent or subsidiary corporation of the Corporation or a predecessor corporation of any such corporation, shall not exceed One Hundred Thousand ($100,000) Dollars.

                                    Exh. A-8

          (vi) For purposes of the Plan, Fair-Market by the Committee on the day preceding the day on which the Incentive Option is granted.

     (c) If the employment of an employee by the Corporation or a subsidiary shall be terminated voluntarily by the employee or for cause, his Incentive Option shall expire forthwith. For purposes of this subparagraph, an employee who leaves the employ of the Corporation to become an employee of a subsidiary or a corporation (or subsidiary or parent corporation of a corporation) which has assumed the Incentive Option of the Corporation as a result of a corporate reorganization, etc., shall not be considered to have terminated his employment.

     (d) If the holder of an Incentive Option under the Plan dies (i) while employed by the Corporation or a subsidiary, or (ii) after the termination of his employment by reason of retirement at age sixty-five (65) or early retirement with the consent of the Corporation, then such Incentive Option may, subject to the provisions of subparagraph (f) of this Paragraph 9, be exercised by the estate of the employee, or by a person who acquired the right to exercise such Incentive Option by bequest or inheritance or by reason of the death of such employee at any time.

     (e) If the holder of an Incentive Option under the Plan ceases employment because of permanent and total disability (within the meaning of Section 37(e)(3) or Section 105(d)(4) of the Code) while employed by the Corporation or a subsidiary, then such Incentive Option may, subject to the provisions of subparagraph (f) of this Paragraph 9, be exercised at any time.

     (f) An Incentive Option may not be exercised pursuant to this Paragraph 9 except to the extent that the holder was entitled to exercise the Incentive Option at the time of termination of employment or death, and in any event may not be exercised after the expiration of the Incentive Option.

     (g) For purposes of this Paragraph 9, the employment relationship of an employee of the Corporation or of a subsidiary will be treated as remaining intact while he is on military, sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

     (h) Unless otherwise provided in the Incentive Stock Option Agreement, any Incentive Option granted under the Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration.

     (i) An Incentive Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Corporation at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Incentive Option is being exercised. Such notice shall be accompanied by payment of the full purchase price of such shares, and payment of such purchase price shall be made, in the sole discretion of the Committee, by the holder's delivery of (i) his check certified payable to the order of the Corporation, or (ii) his full recourse note payable to the order of the Corporation (but only if and to the extent permitted by applicable Delaware corporate law) having such due date, such payment terms and such annual interest rate (which is not less than the minimum rate then required under the Code), as the Committee may fix in its sole discretion, or (iii) in the Common Stock owned by the holder having a Fair-Market Value on the date of exercise of equal to the aggregate option price (provided, however, that no such payment in stock shall be made unless said stock shall have been owned by the holder of the Incentive Option for more than six (6) months), or (iv) such combination


                                    Exh. A-9
of items (i), (ii) and (iii) as the Committee may determine in its sole discretion, or (v) such other financial arrangement may be made for the payment for such shares as the Committee may fix in its sole discretion.

10. NO RIGHT TO EMPLOYMENT.

     Nothing in the Plan or in any Performance Unit, Restricted Stock or Option award or grant pursuant to the Plan shall confer on any employee any right to continue in the employ of the Corporation or any of its subsidiaries or interfere in any way with the right of the Corporation or any of its subsidiaries to terminate his employment at any time.

11. TRANSFERABILITY AND SHAREHOLDER RIGHTS OF HOLDERS OF
    PERFORMANCE UNITS, NONQUALIFIED OPTIONS AND INCENTIVE OPTIONS

     No Performance Unit awarded and no Option granted under the Plan shall be transferable otherwise than pursuant to Paragraphs 6(c), 7(e) or 9(d), by will or by the laws of descent and distribution, and an Option may be exercised, during the lifetime of the holder thereof, only by him. The holder of a Performance Unit award or of an Option shall have none of the rights of a shareholder until, in the case of Options, the shares subject thereto shall have been registered in the name of the person or persons exercising such Option on the transfer books of the Corporation upon such exercise.

12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

     (a) Notwithstanding any other provisions of the Plan, the Option grants may contain such provisions as the Committee may determine as appropriate for the adjustment of the number and class of shares subject to such options and the option prices of the shares covered thereby, in the event of changes in the outstanding Common Stock of the Corporation by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, split-ups, split-offs, spin-offs, liquidations or other similar changes in capitalization, or any distribution to common shareholders other than cash dividends, and, in the event of any such change in the outstanding Common Stock of the Corporation, the aggregate number and class of shares available under the Plan which may be awarded or granted shall be appropriately adjusted by the Committee; provided, however, that in any such event the Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Option granted herein from being disqualified as an "incentive stock option" under the then existing provisions of the Code, or any law amendatory thereof or supplemental thereto; and

     (b) If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

13. COMPLIANCE WITH SECURITIES ACT.

     (a) The Committee may in its discretion authorize the awarding of Performance Units and Restricted Stock and the granting of Options, the payment, issuance or exercise of which, respectively, shall be expressly subject to the conditions that (i) the shares of Common Stock reserved for issue under the Plan shall have been duly listed, upon official notice of issuance, upon each stock exchange in the United States upon which the Common Stock is traded and (ii) a registration statement under the Securities Act of 1933 with respect to such shares shall have become effective.

                                    Exh. A-10

     (b) The recipient of any shares under this Plan (whether by virtue of exercise of an Option, receipt of Restricted Stock or otherwise) shall represent and warrant to and agree with the Corporation that he takes such shares for investment only and not for purposes of sale and that he will also take for investment only and not for purposes of sale any rights, warrants, shares, or securities which may be issued to him on account of his ownership of such shares and that he will not sell or transfer any shares received by him under the Plan or any rights, shares or securities issued to him on account of the shares received by him under the Plan or any shares received by him upon exercise of any such rights or warrants without first having obtained an opinion of counsel for the Corporation that such shares, rights, warrants, or other securities may be disposed of without registration or other action under the Securities Act of 1933.

14. WITHHOLDING OF ADDITIONAL FEDERAL, STATE AND LOCAL INCOME TAX.

     The Company, in accordance with Section 3402(a) of the Internal Revenue Code and the Regulations and Rulings promulgated thereunder and any corresponding state or local laws, will (unless provision is otherwise made to pay such withholding taxes which is satisfactory to the Committee) withhold from the wages of employees who are awarded or granted Performance Units, Restricted Stock or Options, in all payroll periods following and in the same calendar year as the date on which compensation is deemed received by the employee, additional income taxes in respect of the amount that is considered compensation includible in the employee's gross income.

15. AMENDMENT AND TERMINATION.

     Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no awards of Performance Units or Restricted Stock or Options shall be made after February 28, 2007 and provided further that the said Plan termination shall have no effect on awards of Performance Units or Restricted Stock or Options made prior thereto. The Plan may be terminated, modified or amended by the shareholders of the Corporation. The Board of Directors of the Corporation may also terminate, modify or amend the Plan in such respects as it shall deem advisable in order to conform to any change in any law or regulation applicable thereto, or in other respects which shall not change (i) the total number of shares as to which Options may be granted or which may be used in payment of Performance Unit awards under the Plan or which may be issued as Restricted Stock, (ii) the class of individuals eligible to receive awards of Performance Units, Restricted Stock and Options,
(iii) the period during which awards of Performance Units or Restricted Stock may be made or Options may be granted or exercised, or (iv) make any change which would prevent an Incentive Option from qualifying as an "incentive stock option" as such term is defined in the then existing Code or any law amendatory or supplemental thereto.

     No termination, modification or amendment of the Plan may, without the consent of the individual to whom an Option shall have been previously granted, affect the right conferred by such Option.

16. USE OF PROCEEDS.

     The proceeds from the sale of Restricted Stock or shares pursuant to Options granted under the Plan shall constitute general funds of the Corporation.


                                    Exh. A-11

17. DEFINITIONS.

     For purposes of the Plan, the terms "parent" and "subsidiary" shall have the same meaning as "parent corporation" and "subsidiary corporation" as such terms are defined in Sections 425(e) and 425(f) of the Code, respectively, and the masculine shall include the feminine.

18. GOVERNING LAW.

     The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of Delaware.

19. EFFECTIVENESS OF THE PLAN.

     The Plan shall become effective on the date of its adoption by the Board of Directors of the Corporation and Performance Unit and Restricted Stock awards may be made and Options granted immediately thereafter, but no Performance Unit award may be paid or Restricted Stock issued or Option exercised under the Plan unless and until the Plan shall have been approved by the holders of a majority of the shares of Common Stock of the Corporation present or represented by proxy at a meeting of stockholders, within twelve (12) months after the date of adoption of the Plan by the Board of Directors and if such approval is not obtained within said period, the Plan and any awards made or Options granted under the Plan shall be null and void.

20. INDEMNIFICATION OF COMMITTEE.

     In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Corporation to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit or proceeding, the Committee member or members shall notify the Corporation in writing, giving the Corporation an opportunity at its own cost to defend the same before such Committee member or members undertake to defend the same on their own behalf.


                                    Exh. A-12

                                                                       EXHIBIT B

                           LILLIAN VERNON CORPORATION

                                 -------------

                                      1997
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

1. PURPOSE.

     The purpose of the Lillian Vernon Corporation Stock Option Plan for Non-Employee Directors (the "Plan") is to increase the proprietary and vested interest of the non-employee directors of the Lillian Vernon Corporation (the "Company") in the growth and performance of the Company by granting such directors options to purchase shares of Common Stock, $.01 par value per share (the "Stock"), of the Company.

2. ADMINISTRATION.

     The Plan shall be administered by the Company's Board of Directors (the "Board"). Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Board shall have no discretion with respect to the selection of directors to receive options under the Plan, the purchase price thereunder or the timing of grants of options under the Plan. The Board shall have limited discretion, as provided in paragraph 5 herein, with respect to the number of shares of stock subject to such options. The determination of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware.

3. ELIGIBILITY.

     The class of individuals eligible for grant of options under the Plan shall be Eligible Directors, as defined below. An Eligible Director shall mean a director of the Company who is not an employee or an officer of the Company or its subsidiaries and who does not receive compensation from the Company for services rendered as a consultant or in any other capacity other than a director, except for an amount that would not have to be disclosed pursuant to Regulation 229.404(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), does not possess an interest in any other transactions that would have to be disclosed pursuant to Regulation 229.404(a) of the Exchange Act and is not engaged in a business relationship for which disclosure would be required pursuant to Regulation 229.404(b) of the Exchange Act. Any holder of an option granted hereunder shall hereinafter be referred to as a "Participant".


                                    Exh. B-1

4.  SHARES SUBJECT TO THE PLAN.

     Subject to adjustment as provided in Section 6, an aggregate of 350,000 shares of Stock shall be available for issuance upon the exercise of options granted under the Plan. The shares of Stock deliverable upon the exercise of options may be made available from authorized but unissued shares or shares reacquired by the Company, including shares purchased in the open market or in private transactions. If any option granted under the Plan shall terminate for any reason without having been exercised, the shares subject to, but not delivered under, such option shall be available for other options.

5.  GRANT, TERMS AND CONDITIONS OF OPTIONS.

     Each individual who is an Eligible Director will be granted an option to purchase shares of Stock as of the date of each Annual Stockholders Meeting, commencing with the Annual Stockholders Meeting following the meeting approving the Plan. Additionally, each individual who is an Eligible Director, will be granted an option to purchase shares of stock as of the date that the individual is appointed to the Board of Directors. The number of shares subject to each such option shall be at least 2,500 shares but not more than 15,000 shares, such number to be determined by the members of the Board who are not eligible to receive options pursuant to the Plan. The options granted will be nonstatutory stock options, not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and shall have the following terms and conditions:

     (a) Price. The Purchase price per share of Stock deliverable upon the exercise of each option shall be 100% of the Fair Market Value per share of the Stock on the date the option is granted. For purposes of this Plan, Fair Market Value shall be the closing price per share as reported for consolidated trading of issues listed on the principal securities exchange where the Stock is traded on the date in question, or, if the Stock shall not have traded on such date, the closing price per share on the first date prior thereto on which the Stock was so traded or if the Stock is not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the closing bid and asked prices of the Stock in the over-the-counter-market on the date the option is granted or on the next preceding date on which such closing bid and asked prices were recorded.

     (b) Payment. Options may be exercised only upon payment of the purchase price thereof in full. Such payment shall be made in cash or in Stock, which shall have a Fair Market Value (determined in accordance with the rules of Paragraph (a) above) at least equal to the aggregate exercise price of the shares being purchased, or a combination of cash and stock.

     (c) Exercisability and Term of Options. Options shall be exercisable in whole or in part at all times during the period beginning one year from the date of grant. The options granted shall be for a term of not more than 10 years or until terminated, as provided in Paragraph (d) below.

     (d)  Termination of Service as Eligible Director.

          (i) Except as provided in subparagraph (ii) of this Paragraph (d), all outstanding options held by a Participant shall be automatically cancelled upon such Participant's termination of service as an Eligible Director.

          (ii) Upon termination of a Participant's service as an Eligible Director by reason of such Participant's declining to stand for reelection, becoming an employee of the Company or a subsidiary


                                    Exh. B-2
     thereof or becoming disabled (as defined in the Company's Profit Sharing
     Plan) all outstanding options held by such Participant on the date of such termination shall expire up to five years from the date upon which the Participant ceases to be an Eligible Director but in no event after the specified expiration date of such option. In the event of the death of a Participant (whether before or after termination of service as an Eligible Director), all outstanding options held by such Participant (and not previously cancelled or expired) on the date of such death, shall be fully exercisable by the Participant's legal representative within one year after the date of death (without regard to the expiration date of the option specified in accordance with the preceding sentence).

     (e) Nontransferability of Options. No option shall be transferable by a Participant otherwise than by will or the laws of descent and distribution, and during the lifetime of the Participant to whom an option is granted it may be exercised only by the Participant or by the Participant's guardian or legal representative. Notwithstanding the above, options may be transferred pursuant to a qualified domestic relations order.

     (f) Listing and Registration. Each option shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the Stock subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of shares thereunder, no such option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board.

     (g) Option Agreement. Each option granted hereunder shall be evidenced by an agreement with the Company which shall contain the terms and provisions set forth herein and shall otherwise be consistent with the provisions of the Plan.

6. ADJUSTMENT OF AND CHANGES IN STOCK.

     In the event of a stock split, stock dividend, subdivision or combination of the Stock or other change in corporate structure affecting the Stock, the number of shares of Stock authorized by the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares of Stock subject to any outstanding option shall be increased or decreased proportionately, as the case may be, with appropriate corresponding adjustment in the purchase price per share of Stock thereunder.

7. MERGERS, SALES AND CHANGE OF CONTROL.

     In the case of (i) any merger, consolidation or combination of the Company with or into another corporation (other than a merger, consolidation or combination in which the Company is the continuing corporation and which does not result in its outstanding Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof) or a sale of all or substantially all of the assets of the Company or (ii) a Change in Control (as defined below) of the Company, the holder of each option then outstanding immediately prior to such Change in Control shall (unless the Board determines otherwise) have the right to receive on the date or effective date of such event an amount equal to the excess of the Fair Market Value on such date of (a) the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a share of Stock, in the cases covered by clause (i) above, or in the case of a sale of assets referred to in such clause

                                    Exh. B-3

(i), a share of Stock, or (b) the final tender offer price in the case of a tender offer resulting in a Change in Control or (c) the value of the Stock covered by the option as determined by the Board, in the case of Change in Control by reason of any other event, over the exercise price of such option, multiplied by the number of shares of Stock subject to such option. Such amount will be payable fully in cash or stock.

     Any determination by the Board made pursuant to this Section 7 will be made as to all outstanding options and shall be made (a) in cases covered by clause
(i) above, prior to the occurrence of such event, (b) in the event of a tender or exchange offer, prior to the purchase of any Stock pursuant thereto by the offeror and (c) in the case of a Change in Control by reason of any other event, just prior to or as soon as practicable after such Change in Control. A "Change in Control" shall be deemed to have occurred if following (i) a tender or exchange offer for voting securities of the Company (other than any such offer made by the Company), or (ii) a proxy contest for the election of directors of the Company, the persons who were directors of the Company immediately before the initiation of such event (or directors who were appointed by such directors) cease to constitute a majority of the Board of Directors of the Company upon the completion of such tender or exchange offer or proxy contest or within one year after such completion.

8. NO RIGHTS OF SHAREHOLDERS.

     Neither a Participant nor a Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any option in whole or in part, unless and until certificates for such shares shall have been issued.

9. PLAN AMENDMENTS.

     The Plan may be amended by the Board, as it shall deem advisable or to conform to any change in any law or regulation applicable thereto; provided, that the Board may not, without the authorization and approval of shareholders;
(i) increase the number of shares which may be purchased pursuant to options hereunder, either individually or in the aggregate, (ii) change the requirements of Section 5(a) that option grants be priced at Fair Market Value, (iii) modify in any respect the class of individuals who constitute Eligible Directors; or
(iv) materially increase the benefits accruing to Participants hereunder. The provisions of Sections 3 and 5 may not be amended more often than once every six months, other than to comply with changes in the Code, the Employee Retirement Income Security Act, or the rules under either such statute.

10. EFFECTIVE DATE AND DURATION OF PLAN.

     The Plan shall become effective on the day following the Company's 1997 Annual Stockholders Meeting at which the Plan is approved by the holders of a majority of the shares of common stock of the Company present or represented by proxy at a meeting of stockholders, within twelve (12) months after the date of adoption of the Plan by the Board of Directors and if such approval is not obtained within said period, the Plan and any options granted thereunder shall be null and void. The Plan shall terminate on the day following the 2007 Annual Stockholders Meeting at which Directors are elected, unless the Plan is extended or terminated at an earlier date by Stockholders.

                                    Exh. B-4

                                                                      EXHIBIT C

                           LILLIAN VERNON CORPORATION

                                ----------------

                          EMPLOYEE STOCK PURCHASE PLAN

1. PURPOSE.

     This Employee Stock Purchase Plan (the "Plan") is intended as an incentive to encourage stock ownership by all eligible employees of Lillian Vernon Corporation (the "Company") and participating subsidiaries so that they may share in the success of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company. It is intended that options issued pursuant to this Plan shall constitute options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code (the "Code").

2. ELIGIBLE EMPLOYEES.

     All employees of the Company or any of its participating subsidiaries shall be eligible to receive options under the Plan to purchase the Company's Common Stock, except:

          (i) employees who have been employed less than two years;

          (ii) employees whose customary employment is 20 hours or less per week; or

          (iii) employees whose customary employment is for not more than five months in any calendar year.

     Any employee who has satisfied the eligibility requirements under the Company's qualified profit sharing plan shall be eligible to receive options under this Plan to purchase the Company's Common Stock. Notwithstanding the above, any employee who is a "highly compensated employee" as that term is defined by Section 414(q) of the Code, and who is an executive officer and/or vice-president of the Company is not eligible to participate in the Plan. In no event may an employee be granted an option if such employee, immediately after the option is granted, owns stock possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent corporation or subsidiary corporation, as the term "parent corporation" and "subsidiary corporation" are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of
Section 424(d) of the Code shall apply and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

3. STOCK SUBJECT TO THE PLAN.

     The stock subject to the options shall be shares of the Company's authorized but unissued Common Stock or shares of the Company's Common Stock reacquired by the Company including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is 200,000,


                                    Exh. C-1
subject to increase or decrease by reason of stock split-ups, reclassifications, stock dividends, changes in par value and the like.

4. ADMINISTRATION OF THE PLAN.

     The Plan shall be administered by the Compensation Committee (the "Committee"), which Committee is appointed by the Board of Directors (the "Board") of the Company. The Committee shall consist of not less than two members of the Company's Board. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the committee, shall be the valid acts of the Committee. No member of the Committee shall be eligible to participate in the Plan while serving as a member of the Committee.

     The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

5. PAYMENT PERIODS AND STOCK OPTIONS.

     From time to time, as the Board or the Committee in its discretion shall determine, the Board or the Committee may grant to each eligible employee who is then a participant in the Plan, options to purchase, during the Payment Period, the Company's Common Stock at an Option Price established by the Board or the Committee. In no event may the option award exceed twenty-seven (27) months. The Board or the Committee shall have the discretion to determine the total number of options which shall be granted at a particular time; however, any options granted shall be allocated among Plan participants so that the dollar value of options received by each is the same. A participant who has received an option grant may purchase shares of the Common Stock of the Company by exercising any or all of the options granted to him or her during the Payment Period. The Payment Period for a particular grant shall be established by the Board or the Committee at the time of each grant. The Option Price for each Payment Period shall be no less than 85% of the average market price of the Company's Common Stock on the last business day of the fiscal quarter, rounded up to avoid fractions other than 1/4, 1/2 and 3/4.

     For purposes of this Plan the term "average market price" means, if the Common Stock is listed on a national securities exchange, the average of the high and low prices of the Common Stock of the Company on such exchange or such other national securities exchange as shall be designated by the Board or Committee or, if the Common Stock is traded in the over-the-counter securities market, the mean between the bid and asked prices of the Common Stock.

     For purposes of this Plan the term "business day" as used herein means a day on which there is trading on any national securities exchange as shall be designated by the Board or Committee pursuant to the preceding paragraph.

     No employee shall be granted an option which permits his or her rights to purchase Common Stock under the Plan and any similar plans of the Company or any parent or subsidiary corporations qualified


                                    Exh. C-2
under Section 423 of the Code to accrue at a rate which exceeds $25,000 of the average market price of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with
Section 423(b)(8) of the Code.

6. EXERCISE OF OPTIONS.

     Each participant in the Plan who has received a grant of options shall be deemed to have exercised all or any portion of such grant by: (a) tendering payment in cash, or such other medium acceptable to the Committee; and (b) completing such administrative forms as may be prescribed by the Committee. Provided, however, that (a) and (b) above must be completed on or before the last business day of the Payment Period for a particular grant of options.

7. ISSUANCE OF STOCK.

     Certificates for stock issued to participants will be delivered as soon as practicable after each Payment Period.

     Stock purchased under the Plan will be issued only in the name of the employee, or if his authorization so specifies, in the name of the employee and another person of legal age as joint tenants with rights of survivorship.

8. NO TRANSFER OR ASSIGNMENT OF EMPLOYEE'S RIGHTS.

     An employee's rights under the Plan are his or hers alone and may not be transferred or assigned to, or availed of, by any other person. Any option granted to an employee may be exercised only by him or her.

9. TERMINATION OF EMPLOYEE'S RIGHTS.

     An employee's rights under the Plan will terminate when he or she ceases to be an employee because of retirement, resignation, layoff, discharge, death, change of status, or for any other reason.

10. TERMINATION AND AMENDMENTS TO PLAN.

     The Plan may be terminated at any time by the Company's Board. It will terminate in any case when all or substantially all of the shares of stock reserved for the purposes of the Plan have been purchased. If at any time shares of stock reserved for the purposes of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to their options and the Plan shall terminate. Upon such termination or any other terminations of the Plan, all payments not used to purchase stock will be refunded.

     The Board also reserves the right to amend the Plan from time to time, in any respect provided, however, that no amendment shall be effective without prior approval of the stockholders, which would (a) except as provided in
Article 3, increase the number of shares of Common Stock to be offered above or
(b) change the class of employees eligible to receive options under the Plan.


                                    Exh. C-3

11. LIMITATIONS ON SALE OF STOCK PURCHASED UNDER THE PLAN.

     The Plan is intended to provide common stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his or her own affairs. Subject to any securities law restrictions that may apply, an employee may, therefore, sell stock purchased under the Plan at any time he or she chooses. Provided, however, that because of certain Federal tax requirements, each employee will agree by exercising an option to give the Company notice of any such stock disposed of within two years after the date of the grant of options or within one year of option exercise showing the number of such shares disposed of. The employee assumes the risk of any market fluctuations in the price of such stock.

12. COMPANY'S PAYMENT OF EXPENSES RELATED TO PLAN.

     The Company will bear all costs of administering and carrying out the Plan.

13. PARTICIPATING SUBSIDIARIES.

     The term "participating subsidiaries" shall mean any subsidiary of the Company which is designated by the Board to participate in the Plan. The Board shall have the power to make such designation before or after the Plan is approved by the stockholders.

14. OPTIONEES NOT STOCKHOLDERS.

     The granting of an option to an employee shall not constitute such employee a stockholder of the shares covered by an option until such shares have been purchased by and issued to him or her.

15. APPLICATION OF FUNDS.

     The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

16. GOVERNMENTAL REGULATION.

     The Company's obligation to sell and deliver shares of the Company's Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such stock.

17. WITHHOLDING OF ADDITIONAL FEDERAL INCOME TAX.

     The Company, in accordance with the Internal Revenue Code and the Regulations and Rulings promulgated thereunder, if it determines that it is required to do so, may withhold from the wages of participating employees, in all payroll periods following and in the same calendar year as the date on which compensation is deemed received by the employee, additional income taxes in respect of the amount that is considered compensation includible in the employee's gross income.

18. APPROVAL OF STOCKHOLDERS.

     The Plan shall not take effect until approved by the holders of a majority of the shares of Common Stock of the Company present or represented by proxy at a meeting of stockholders, which approval must occur within the period beginning 12 months before and ending 12 months after the date the Plan is adopted by the Board of Directors.

                                    Exh. C-4

                           LILLIAN VERNON CORPORATION

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
   FOR ANNUAL MEETING ON JULY 18, 2001 AT THE COMPANY'S CORPORATE HEADQUARTERS
               AT ONE THEALL ROAD, RYE, NEW YORK 10580, 10:00 A.M.

     The undersigned hereby appoints Lillian Vernon and Susan C. Handler and each of them, the attorneys and proxies of the undersigned, with full powers of substitution, to vote all shares of stock of Lillian Vernon Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders thereof, to be held on July 18, 2001 and any adjournments thereof, with all powers the undersigned would have if present, upon the proposals set forth herein and in their discretion on all other matters properly coming before the meeting, including those described in the Notice of Meeting of Stockholders and Proxy Statement therefor, receipt of which is acknowledged.

     This Proxy will be voted as directed, or where no direction is given, will be voted "FOR" Proposals Nos. 1, 2, 3, 4 and 5. If any nominee for the Board of Directors named in the Proxy Statement is unavailable to serve, this Proxy will be voted for such substitute nominee as may be recommended by the Board of Directors. The Board of Directors is not aware of other matters to come before the meeting.

     The Board of Directors recommends a vote "FOR" Proposals 1, 2, 3, 4 and 5.

     1. Election of Bert Wasserman and Richard Berman to serve as directors for a term expiring in 2004.

          FOR ALL NOMINEES LISTED ABOVE  [ ]      WITHHOLD AUTHORITY  [ ]
          (EXCEPT AS MARKED TO THE CONTRARY       FOR ALL NOMINEES LISTED ABOVE
          BELOW)

          (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)


          --------------------------------------------------------------------

     2. Proposal to approve the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company for the fiscal year ending February 23, 2002.

                 FOR [ ]         AGAINST [ ]        ABSTAIN [ ]

             (Continued, and to be voted, signed and dated on the reverse side.)


     3. Proposal to approve amendments to the 1997 Performance Unit, Restricted Stock, Non-Qualified Option and Incentive Stock Option Plan.

                 FOR [ ]         AGAINST [ ]        ABSTAIN [ ]

     4. Proposal to approve amendments to the 1997 Stock Option Plan for Non-Employee Directors.

                 FOR [ ]         AGAINST [ ]        ABSTAIN [ ]

     5.   Proposal to approve the amendments to the Employee Stock Purchase
          Plan.

                 FOR [ ]         AGAINST [ ]        ABSTAIN [ ]

     6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                                             DATED                  , 2001



                                             -----------------------------------
                                             SIGNATURE(S) OF STOCKHOLDER(S)

                                             (Please sign exactly as name
                                             appears herein. When signing as
                                             executor, administrator, trustee,
                                             guardian or attorney, please give
                                             full title as such. For joint
                                             accounts or co-fiduciaries, all
                                             joint or co-fiduciaries should
                                             sign.)

                                             This proxy is solicited on behalf
                                             of the Board of Directors.